                                                                     EXHIBIT 4.6

================================================================================



                              RENT-A-CENTER, INC.,

                                    as Issuer

                                 COLORTYME, INC.

                                       and

                           ADVANTAGE COMPANIES, INC.,

                            as Subsidiary Guarantors

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                                   ----------

                                    INDENTURE

                          Dated as of December 19, 2001

                                   ----------


                              Series C and Series D

                     11% Senior Subordinated Notes due 2008



================================================================================

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
              OF 1939 AND INDENTURE, DATED AS OF DECEMBER 19, 2001


  TRUST INDENTURE
   ACT SECTION                                                                           INDENTURE SECTION
Section 310(a)(1)                 ....................................................         608
           (a)(2)                 ....................................................         608
           (b)                    ....................................................         609
Section 312(a)                    ....................................................         701
           (c)                    ....................................................         702
Section 313(a)                    ....................................................         703
           (c)                    ....................................................         703
Section 314(a)(4)                 ....................................................         1018(a)
           (c)(1)                 ....................................................         102
           (c)(2)                 ....................................................         102
           (e)                    ....................................................         102
Section 315(a)                    ....................................................         601(a)
           (b)                    ....................................................         602
           (c)                    ....................................................         601(b)
           (d)                    ....................................................         601(c), 603
           316(a)(last sentence)  ....................................................         101 ("Outstanding")
           (a)(1)(A)              ....................................................         502, 512
           (a)(1)(B)              ....................................................         513
           (b)                    ....................................................         508
           (c)                    ....................................................         104(d)
Section 317(a)(1)                 ....................................................         503
           (a)(2)                 ....................................................         504
           (b)                    ....................................................         1003
Section 318(a)                    ....................................................         111

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE ONE.   DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............................................2

         SECTION 101.   Definitions...............................................................................2

         SECTION 102.   Compliance Certificates and Opinions.....................................................22

         SECTION 103.   Form of Documents Delivered to Trustee...................................................23

         SECTION 104.   Acts of Holders..........................................................................23

         SECTION 105.   Notices, Etc., to Trustee, the Company and any Guarantor.................................24

         SECTION 106.   Notice to Holders; Waiver................................................................25

         SECTION 107.   Effect of Headings and Table of Contents.................................................25

         SECTION 108.   Successors and Assigns...................................................................25

         SECTION 109.   Separability Clause......................................................................25

         SECTION 110.   Benefits of Indenture....................................................................25

         SECTION 111.   Governing Law............................................................................26

         SECTION 112.   Legal Holidays...........................................................................26

         SECTION 113.   No Personal Liability of Directors, Officers, Employees, Stockholders or Incorporators...26

         SECTION 114.   Counterparts.............................................................................26

         SECTION 115.   Communications by Holders with Other Holders.............................................27

ARTICLE TWO.   SECURITY FORMS....................................................................................27

         SECTION 201.   Forms Generally..........................................................................27

         SECTION 202.   Restrictive Legends......................................................................28

         SECTION 203.   Form of Series C Notes...................................................................31

         SECTION 204.   Form of Series D Notes...................................................................45

         SECTION 205.   Form of Trustee's Certificate of Authentication..........................................58

ARTICLE THREE.  THE SECURITIES...................................................................................59

         SECTION 301.   Title and Terms..........................................................................59

         SECTION 302.   Denominations............................................................................59

         SECTION 303.   Execution, Authentication, Delivery and Dating...........................................60

         SECTION 304.   Temporary Securities.....................................................................61

         SECTION 305.   Registration, Registration of Transfer and Exchange......................................61

         SECTION 306.   Book-Entry Provisions for Global Notes...................................................63

         SECTION 307.   Special Transfer Provisions..............................................................64

         SECTION 308.   Form of Certificate to Be Delivered in Connection with Transfers to
                        Institutional Accredited Investors.......................................................66

         SECTION 309.   Form of Certificate to Be Delivered in Connection with Transfers
                        Pursuant to Regulation S.................................................................68

         SECTION 310.   Mutilated, Destroyed, Lost and Stolen Securities.........................................69

         SECTION 311.   Payment of Interest; Interest Rights Preserved...........................................70

         SECTION 312.   Persons Deemed Owners....................................................................71

         SECTION 313.   Cancellation.............................................................................71

         SECTION 314.   Computation of Interest..................................................................71

         SECTION 315.   CUSIP Numbers............................................................................72

ARTICLE FOUR.   SATISFACTION AND DISCHARGE.......................................................................72

         SECTION 401.   Satisfaction and Discharge of Indenture..................................................72

         SECTION 402.   Application of Trust Money...............................................................73

ARTICLE FIVE.   REMEDIES.........................................................................................74

         SECTION 501.   Events of Default........................................................................74

         SECTION 502.   Acceleration of Maturity; Rescission and Annulment.......................................76

         SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee..........................76

         SECTION 504.   Trustee May File Proofs of Claim.........................................................77

         SECTION 505.   Trustee May Enforce Claims Without Possession of Securities..............................78

         SECTION 506.   Application of Money Collected...........................................................78

         SECTION 507.   Limitation on Suits......................................................................78

         SECTION 508.   Unconditional Right of Holders to Receive Principal, Premium and Interest................79

         SECTION 509.   Restoration of Rights and Remedies.......................................................79

         SECTION 510.   Rights and Remedies Cumulative...........................................................79

         SECTION 511.   Delay or Omission Not Waiver.............................................................80

         SECTION 512.   Control by Holders.......................................................................80

         SECTION 513.   Waiver of Past Defaults..................................................................80

         SECTION 514.   Waiver of Stay or Extension Laws.........................................................81

         SECTION 515.   Undertaking for Costs....................................................................81

ARTICLE SIX.   THE TRUSTEE.......................................................................................82

         SECTION 601.   Certain Duties and Responsibilities......................................................82

         SECTION 602.   Notice of Defaults.......................................................................83

         SECTION 603.   Certain Rights of Trustee................................................................83

         SECTION 604.   Trustee Not Responsible for Recitals or Issuance of Securities...........................85

         SECTION 605.   May Hold Securities......................................................................85

         SECTION 606.   Money Held in Trust......................................................................85

         SECTION 607.   Compensation and Reimbursement...........................................................85

         SECTION 608.   Corporate Trustee Required; Eligibility..................................................86

         SECTION 609.   Resignation and Removal; Appointment of Successor........................................86

         SECTION 610.   Acceptance of Appointment by Successor...................................................88

         SECTION 611.   Merger, Conversion, Consolidation or Succession to Business..............................88

         SECTION 612.   Trustee's Application for Instructions from the Company..................................89

ARTICLE SEVEN.   HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY................................................89

         SECTION 701.   Company to Furnish Trustee Names and Addresses...........................................89

         SECTION 702.   Disclosure of Names and Addresses of Holders.............................................89

         SECTION 703.   Reports by Trustee.......................................................................89

         SECTION 704.   Notice of Defaults.......................................................................90

ARTICLE EIGHT.   MERGER AND CONSOLIDATION........................................................................90

         SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms.....................................90

         SECTION 802.   Successor Substituted....................................................................91

ARTICLE NINE.    SUPPLEMENTS AND AMENDMENTS TO INDENTURE.........................................................91

         SECTION 901.   Supplemental Indentures Without Consent of Holders.......................................91

         SECTION 902.   Supplemental Indentures with Consent of Holders..........................................92

         SECTION 903.   Execution of Supplemental Indentures.....................................................93

         SECTION 904.   Effect of Supplemental Indentures........................................................93

         SECTION 905.   Conformity with Trust Indenture Act......................................................94

         SECTION 906.   Reference in Securities to Supplemental Indentures.......................................94

         SECTION 907.   Notice of Supplemental Indentures........................................................94

         SECTION 908.   Effect on Senior Indebtedness............................................................94

ARTICLE TEN.     COVENANTS.......................................................................................94

         SECTION 1001.   Payment of Principal, Premium, if any, and Interest.....................................94

         SECTION 1002.   Maintenance of Office or Agency.........................................................94

         SECTION 1003.   Money for Security Payments to Be Held in Trust.........................................95

         SECTION 1004.   Corporate Existence.....................................................................96

         SECTION 1005.   Payment of Taxes and Other Claims.......................................................96

         SECTION 1006.   Maintenance of Properties...............................................................97

         SECTION 1007.   Insurance...............................................................................97

         SECTION 1008.   Compliance with Laws....................................................................97

         SECTION 1009.   Limitation on Restricted Payments.......................................................97

         SECTION 1010.   Limitation on Indebtedness..............................................................99

         SECTION 1011.   Limitation on Layering.................................................................101

         SECTION 1012.   Limitation on Affiliate Transactions...................................................101

         SECTION 1013.   Limitation on Restrictions on Distributions from Restricted Subsidiaries...............102

         SECTION 1014.   Limitation on Sale or Issuance of Preferred Stock of Restricted Subsidiaries...........103

         SECTION 1015.   Limitation on Liens....................................................................103

         SECTION 1016.   Change of Control......................................................................103

         SECTION 1017.   Limitation on Sales of Assets..........................................................104

         SECTION 1018.   Statement by Officers as to Default....................................................106

         SECTION 1019.   Reporting Requirements.................................................................106

         SECTION 1020.   Future Subsidiary Guarantors...........................................................107

         SECTION 1021.   Designation of Unrestricted Subsidiaries...............................................107

         SECTION 1022.   Limitation on Sale/Leaseback Transactions..............................................107

ARTICLE ELEVEN.   REDEMPTION OF SECURITIES......................................................................108

         SECTION 1101.   Optional Redemption....................................................................108

         SECTION 1102.   Applicability of Article...............................................................108

         SECTION 1103.   Election to Redeem; Notice to Trustee..................................................108

         SECTION 1104.   Selection by Trustee of Securities to Be Redeemed......................................108

         SECTION 1105.   Notice of Redemption...................................................................109

         SECTION 1106.   Deposit of Redemption Price............................................................110

         SECTION 1107.   Securities Payable on Redemption Date..................................................110

         SECTION 1108.   Securities Redeemed in Part............................................................110

ARTICLE TWELVE.   LEGAL DEFEASANCE AND COVENANT DEFEASANCE..........................................................111

         SECTION 1201.   Company's Option to Effect Legal Defeasance or Covenant Defeasance.........................111

         SECTION 1202.   Legal Defeasance and Discharge.............................................................111

         SECTION 1203.   Covenant Defeasance........................................................................111

         SECTION 1204.   Conditions to Legal Defeasance or Covenant Defeasance......................................112

         SECTION 1205.   Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous
                         Provisions.................................................................................114

         SECTION 1206.   Reinstatement..............................................................................114

ARTICLE THIRTEEN. SUBORDINATION OF SECURITIES.......................................................................114

         SECTION 1301.   Securities Subordinate to Senior Indebtedness..............................................114

         SECTION 1302.   Payment over of Proceeds upon Dissolution, Etc.............................................115

         SECTION 1303.   Suspension of Payment When Senior Indebtedness in Default..................................115

         SECTION 1304.   Acceleration of Securities.................................................................116

         SECTION 1305.   When Distribution Must Be Paid Over........................................................116

         SECTION 1306.   Notice by Company..........................................................................117

         SECTION 1307.   Payment Permitted if No Default............................................................117

         SECTION 1308.   Subrogation to Rights of Holders of Senior Indebtedness....................................117

         SECTION 1309.   Provisions Solely to Define Relative Rights................................................117

         SECTION 1310.   Trustee to Effectuate Subordination........................................................118

         SECTION 1311.   Subordination May Not Be Impaired by Company...............................................118

         SECTION 1312.   Distribution or Notice to Representative...................................................118

         SECTION 1313.   Notice to Trustee..........................................................................118

         SECTION 1314.   Reliance on Judicial Order or Certificate of Liquidating Agent.............................119

         SECTION 1315.   Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.....119

         SECTION 1316.   Article Applicable to Paying Agents........................................................120

         SECTION 1317.   No Suspension of Remedies..............................................................120

         SECTION 1318.   Modification of Terms of Senior Indebtedness...........................................120

         SECTION 1319.   Trust Moneys Not Subordinated..........................................................120

         SECTION 1320.   Trustee Not Fiduciary for Holders of Senior Indebtedness...............................121

ARTICLE FOURTEEN.   SUBSIDIARY GUARANTEES.......................................................................121

         SECTION 1401.   Subsidiary Guarantees..................................................................121

         SECTION 1402.   Limitation on Liability................................................................123

         SECTION 1403.   No Waiver..............................................................................123

         SECTION 1404.   Modification...........................................................................123

         SECTION 1405.   Release of Subsidiary Guarantor........................................................123

                  INDENTURE, dated as of December 19, 2001, among RENT-A-CENTER, INC., a Delaware corporation (the "Company"), having its principal office at 5700 Tennyson Parkway, Third Floor, Plano, Texas 75024, COLORTYME, INC., a Texas corporation ("ColorTyme"), having its principal office at 5700 Tennyson Parkway, Third Floor, Plano, Texas 75024, ADVANTAGE COMPANIES,INC., a Delaware corporation ("Advantage", and together with ColorTyme, the "Subsidiary Guarantors") having its principal office at 5700 Tennyson Parkway, Third Floor, Plano, Texas 75024, and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"), having its Corporate Trust Office at 5 Penn Plaza, 13th Floor, New York, New York 10001.



                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of and issuance of (i) the Company's 11% Senior Subordinated Notes due 2008, Series C (the "Series C Notes"), (ii) if and when issued in exchange for the Series C Notes as provided in a Registration Rights Agreement (as defined herein) and the Existing Notes (as defined herein), the Company's 11% Senior Subordinated Notes due 2008, Series D (the "Series D Notes"), and (iii) if and when issued pursuant to a private exchange for Series C Notes and the Existing Notes, the Company's 11% Senior Subordinated Notes due 2008, Series D (the "Private Series D Notes", and together with the Series C Notes, the Existing Notes and the Series D Notes, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company and each Subsidiary Guarantor has duly authorized the execution and delivery of this Indenture.

                  Upon the issuance of the Series D Notes or the Private Series D Notes, if any, or the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture will be subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required or deemed to be part of and to govern indentures qualified thereunder.

                  All things necessary have been done to make the Securities, when executed and duly issued by the Company and the Subsidiary Guarantors and authenticated and delivered hereunder by the Trustee or the Authenticating Agent, the valid and legally binding obligations of the Company and the Subsidiary Guarantors and to make this Indenture a valid and legally binding agreement of the Company and the Subsidiary Guarantors in accordance with their and its terms.



                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE.

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 101. Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and words in the singular include the plural as well as the singular, and words in the plural include the singular as well as the plural;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as defined herein);

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) the word "or" is not exclusive; and

                  (f) provisions of this Indenture apply to successive events and transactions.

                  Certain terms, used principally in Articles Two, Ten, Twelve and Thirteen, are defined in those Articles.

                  "Additional Assets" means (i) any property or assets (other than Indebtedness and Capital Stock) to be used by the Company or a Restricted Subsidiary in a Related Business; (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary; (iii) Capital Stock of any Person that at such time is a Restricted Subsidiary, acquired from a third party; provided, however, that, in the case of clauses (ii) and (iii), such Restricted Subsidiary is primarily engaged in a Related Business; or (iv) Capital Stock or Indebtedness of any Person which is primarily engaged in a Related Business; provided, however, for purposes of the covenant described under Section 1017, the aggregate amount of Net Available Cash permitted to be invested pursuant to this clause (iv) shall not exceed at any one time outstanding 5% of Consolidated Tangible Assets.

                  "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. JPMorgan and its Affiliates shall not be deemed an Affiliate of the Company.

                  "Apollo" means Apollo Management IV, L.P., and its Affiliates or any entity controlled thereby or any of the partners thereof.

                  "Asset Disposition" means any sale, lease, transfer or other disposition of shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares), property or other assets (each referred to for the purposes of this definition as a "disposition") by the Company or any of its Restricted Subsidiaries (including any disposition by means of a merger, consolidation or similar transaction) other than (i) a disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Restricted Subsidiary, (ii) a disposition of inventory, equipment, obsolete assets or surplus personal property in the ordinary course of business, (iii) the sale of Temporary Cash Investments or Cash Equivalents in the ordinary course or business, (iv) a transaction or a series of related transactions in which either (x) the fair market value of the assets disposed of, in the aggregate, does not exceed 2.5% of the Consolidated Tangible Assets of the Company or (y) the EBITDA related to such assets does not, in the aggregate, exceed 2.5% of the Company's EBITDA, (v) the sale or discount (with or without recourse, and on commercially reasonable terms) of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable for notes receivable, (vi) the licensing of intellectual property in the ordinary course of business, (vii) an RTO Facility Swap, (viii) for purposes of the covenant contained in Section 1017 only, a disposition subject to the covenant contained in Section 1009 or (ix) a disposition of property or assets that is governed by the provisions of Article 8.

                  "Attributable Debt" in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate assumed in making calculations in accordance with FAS 13) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

                  "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Indebtedness or Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

                  "Bank Indebtedness" means any and all amounts, whether outstanding on the date of the Existing Indenture or thereafter Incurred, payable under or in respect of the Senior Credit Facility, including, without limitation, principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company or any Restricted Subsidiary whether or not a claim for postfiling interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees, other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof.

                  "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

                  "Board Resolution" means a copy of a resolution, certified by the appropriate officer of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law to close in New York City.

                  "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

                  "Capitalized Lease Obligation" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease.

                  "Cash Equivalents" means any of the following: (i) securities issued or fully guaranteed or insured by the United States Government or any agency or instrumentality thereof, (ii) time deposits, certificates of deposit or bankers' acceptances of (A) any lender under the Senior Credit Agreement or
(B) any commercial bank having capital and surplus in excess of $500,000,000 and the commercial paper of the holding company of which is rated at least "A-2" or the equivalent thereof by S&P or at least "P-2" or the equivalent thereof by Moody's (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (iii) commercial paper rated at least "A-1" or the equivalent thereof by S&P or at least "P-1" or the equivalent thereof by Moody's (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (iv) investments in money market funds complying with the risk limiting conditions of Rule 2a-7 or any successor rule of the SEC under the Investment Company Act, (v) repurchase obligations of any commercial bank satisfying the requirements of clause (ii) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States Government, (vi) securities with maturities of one year or less from the date of acquisition, issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government, as the case may be, are rated at least "A" by S&P or "A" by Moody's, and (vii) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (ii) of this definition.

                  "Central Acquisition" means the Company's acquisition of substantially all of the assets of Central Rents, Inc.

                  "Change of Control" means (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire within one year) directly or indirectly, of more than 50% of the Voting Stock of the Company or a Successor Company (as defined below) (including, without limitation, through a merger or consolidation or purchase of Voting Stock of the Company); provided that, the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors; provided further that, the transfer of 100% of the voting stock of the Company to a Person that has an ownership structure identical to that of the Company prior to such transfer, such that the Company becomes a Wholly Owned Subsidiary of such Person, shall not be treated as a Change of Control for purposes of this Indenture; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; (iii) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any Person or group of related Persons (a "Group") (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder; or (iv) the adoption of a plan relating to the liquidation or dissolution of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company" means Rent-A-Center, Inc., a Delaware corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Officer of the Company with actual authority to bind the Company on such matters, and delivered to the Trustee.

                  "Consolidated Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of EBITDA of the Company and its Restricted Subsidiaries for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Company are available to (ii) Consolidated Interest Expense for such four fiscal quarters (in each of clause
(i) and (ii), determined, for each fiscal quarter (or portion thereof) of the four fiscal quarters ending prior to the date of the Existing Indenture, on a pro forma basis to give effect to the Central Acquisition and the Transactions (including the anticipated disposition of any non-rent-to-own businesses under contract for sale or held for sale following the date of the Existing Indenture) as if they had occurred at the beginning of such four-quarter period); provided, however, that: (1) if the Company or any Restricted Subsidiary (x) has Incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period (except that in making such computation, the amount of Indebtedness under any revolving credit facility outstanding on the date of such calculation shall be computed based on (A) the average daily balance of such Indebtedness during such four fiscal quarters or such shorter period for which such facility was outstanding or (B) if such facility was created after the end of such four fiscal quarters, the average daily balance of such Indebtedness during the period from the date of creation of such facility to the date of such calculation) and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period, or (y) has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of the period that is no longer outstanding on such date of determination, or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio involves a discharge of Indebtedness (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid), EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such discharge of such Indebtedness, including with the proceeds of such new Indebtedness, as if such discharge had occurred on the first day of such period; (2) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset Disposition of any company or any business or any group of assets, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Disposition for such period (and, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale); (3) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise acquired any company or any business or any group of assets, including any such acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness and including the pro forma expenses and cost reductions calculated on a basis consistent with Regulation S-X of the Securities Act) as if such Investment or acquisition occurred on the first day of such period; and (4) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause
(2) or (3) above if made by the Company or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition of assets occurred on the first day of such period.

                  For purposes of this definition, whenever pro forma effect is to be given to an Asset Disposition, Investment or acquisition of assets, or any transaction governed by the provisions of Article 8, or the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred or repaid, repurchased, defeased or otherwise discharged in connection therewith, the pro forma calculations in respect thereof shall be as determined in good faith by a responsible financial or accounting officer of the Company, based on reasonable assumptions. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated at a fixed rate as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term as at the date of determination in excess of 12 months). If any Indebtedness bears, at the option of the Company or a Restricted Subsidiary, a fixed or floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be computed by applying, at the option of the Company or such Restricted Subsidiary, either a fixed or floating rate. If any Indebtedness which is being given pro forma effect was Incurred under a revolving credit facility, the interest expense on such Indebtedness shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

                  "Consolidated Interest Expense" means, as to any Person, for any period, the total consolidated interest expense of such Person and its Subsidiaries determined in accordance with GAAP, minus, to the extent included in such interest expense, amortization or write-off of financing costs, plus, to the extent incurred by such Person and its Subsidiaries in such period but not included in such interest expense, without duplication, (i) interest expense attributable to Capitalized Lease Obligations and the interest component of rent expense associated with Attributable Debt in respect of the relevant lease giving rise thereto, determined as if such lease were a capitalized lease, in accordance with GAAP, (ii) amortization of debt discount, (iii) interest in respect of Indebtedness of any other Person that has been Guaranteed by such Person or any Subsidiary, but only to the extent that such interest is actually paid by such Person or any Restricted Subsidiary, (iv) non-cash interest expense, (v) net costs associated with Hedging Obligations, (vi) the product of
(A) mandatory Preferred Stock cash dividends in respect of all Preferred Stock of Subsidiaries of such Person and Disqualified Stock of such Person held by Persons other than such Person or a Subsidiary multiplied by (B) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined Federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, determined on a consolidated basis in accordance with GAAP; and (vii) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest to any Person (other than the referent Person or any Subsidiary thereof) in connection with Indebtedness Incurred by such plan or trust; provided, however, that as to the Company, there shall be excluded therefrom any such interest expense of any Unrestricted Subsidiary to the extent the related Indebtedness is not Guaranteed or paid by the Company or any Restricted Subsidiary. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by such Person and its Subsidiaries with respect to Interest Rate Agreements.

                  "Consolidated Net Income" means, as to any Person, for any period, the consolidated net income (loss) of such Person and its Subsidiaries before preferred stock dividends, determined in accordance with GAAP; provided, however, that there shall not be included in such Consolidated Net Income: (i) any net income (loss) of any Person if such Person is not (as to the Company) a Restricted Subsidiary and (as to any other Person) an unconsolidated Person, except that (A) subject to the limitations contained in clause (iv) below, the referent Person's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the referent Person or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Subsidiary, to the limitations contained in clause (iii) below) and (B) the net loss of such Person shall be included to the extent of the aggregate Investment of the referent Person or any of its Subsidiaries in such Person; (ii) any net income (loss) of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net income (loss) of any Restricted Subsidiary (as to the Company) or of any Subsidiary (as to any other Person) if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that (A) subject to the limitations contained in (iv) below, such Person's equity in the net income of any such Subsidiary for such period shall be included in Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Subsidiary during such period to such Person or another Subsidiary as a dividend (subject, in the case of a dividend that could have been made to another Restricted Subsidiary, to the limitation contained in this clause) and (B) the net loss of such Subsidiary shall be included in determining Consolidated Net Income; (iv) any charges for costs and expenses associated with the Transactions; (v) any extraordinary gain or loss and (vi) the cumulative effect of a change in accounting principles.

                  "Consolidated Tangible Assets" means, as of any date of determination, the total assets, less goodwill and other intangibles (other than patents, trademarks, copyrights, licenses and other intellectual property), shown on the balance sheet of the Company and its Restricted Subsidiaries as of the most recent date for which such a balance sheet is available, determined on a consolidated basis in accordance with GAAP less all write-ups (other than write-ups in connection with acquisitions) subsequent to the date of this Indenture in the book value of any asset (except any such intangible assets) owned by the Company or any of its Restricted Subsidiaries.

                  "Consolidation" means the consolidation of the accounts of each of the Restricted Subsidiaries with those of the Company in accordance with GAAP; provided, however, that "Consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Company in any Unrestricted Subsidiary will be accounted for as an Investment. The term "Consolidated" has a correlative meaning.

                  "Convertible Preferred Stock" means (i) the convertible preferred stock of the Company issued to Apollo, resulting in gross proceeds to the Company of $250 million, and (ii) the convertible preferred stock of the Company issued to an Affiliate of Bear, Stearns & Co. on August 18, 1998.

                  "Currency Agreement" means in respect of a Person any foreign exchange contract, currency swap agreement or other similar agreement or arrangement (including derivative agreements or arrangements) as to which such Person is a party or a beneficiary.

                  "Default" means any event or condition that is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

                  "Designated Senior Indebtedness" means (i) the Bank Indebtedness and (ii) any other Senior Indebtedness which, at the date of determination, has an aggregate principal amount of, or under which, at the date of determination, the holders thereof are committed to lend up to, at least $25.0 million and is specifically designated by the Company in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture.

                  "Disqualified Stock" means, with respect to any Person, any Capital Stock (excluding the Convertible Preferred Stock) that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise,
(ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or
(iii) is redeemable at the option of the holder thereof, in whole or in part, in the case of clauses (i), (ii) and (iii), on or prior to the 91st day after the Stated Maturity of the Securities.

                  "EBITDA" means, as to any Person, for any period, the Consolidated Net Income for such period, plus the following to the extent included in calculating such Consolidated Net Income: (i) income tax expense,
(ii) Consolidated Interest Expense, (iii) depreciation expense (other than depreciation expense relating to rental merchandise), (iv) amortization expense, and (v) other non-cash charges or non-cash losses, and minus any gain (but not loss) realized upon the sale or other disposition of any asset of the Company or its Restricted Subsidiaries (including pursuant to any Sale/Leaseback Transaction) that is not sold or otherwise disposed of in the ordinary course of business.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Existing Indenture" means that certain indenture, dated as of August 18, 1998, as amended to the date hereof, among the Company, Subsidiary Guarantors and The Bank of New York as successor to IBJ Schroder Bank & Trust Company, as Trustee.

                  "Existing Notes" means the Company's 11% Senior Subordinated Notes due 2008 issued pursuant to the Existing Indenture.

                   "GAAP" means generally accepted accounting principles in the United States of America as in effect on the date of the Existing Indenture (for purposes of the definitions of the terms "Consolidated Coverage Ratio," "Consolidated Interest Expense," "Consolidated Net Income" and "EBITDA," all defined terms in this Indenture to the extent used in or relating to any of the foregoing definitions, and all ratios and computations based on any of the foregoing definitions) and as in effect from time to time (for all other purposes of this Indenture), including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other nonfinancial obligation of any other Person, including any such obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or such other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection, or deposits made, in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Guarantor Senior Indebtedness" means, with respect to a Subsidiary Guarantor, the following obligations, whether outstanding on the date of this Indenture or thereafter Incurred, without duplication: (i) any Guarantee of the Senior Credit Facility by such Subsidiary Guarantor and all other Guarantees by such Subsidiary Guarantor of Senior Indebtedness of the Company or Guarantor Indebtedness for any other Subsidiary Guarantor; and (ii) all obligations consisting of the principal of and premium, if any, and accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Subsidiary Guarantor regardless of whether post filing interest is allowed in such proceeding) on, and fees and other amounts owing in respect of, all other Indebtedness of the Subsidiary Guarantor, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that the obligations in respect of such Indebtedness are not senior in right of payment to the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee; provided, however, that Guarantor Senior Indebtedness will not include (1) any obligations of such Subsidiary Guarantor to another Subsidiary Guarantor or any other Affiliate of the Subsidiary Guarantor or any such Affiliate's Subsidiaries, (2) any liability for Federal, state, local, foreign or other taxes owed or owing by such Subsidiary Guarantor, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities) or other current liabilities (other than current liabilities which constitute Bank Indebtedness or the current portion of any long-term Indebtedness which would constitute Senior Indebtedness but for the operation of this clause (3), (4) any Indebtedness, Guarantee or obligation of such Subsidiary Guarantor that is expressly subordinate or junior to any other Indebtedness, Guarantee or obligation of such Subsidiary Guarantor, including any Guarantor Senior Subordinated Indebtedness and Guarantor Subordinated Obligations of such Subsidiary Guarantor, (5) Indebtedness which is represented by redeemable Capital Stock or (6) that portion of any Indebtedness that is Incurred in violation of this Indenture. If any Designated Senior

Indebtedness is disallowed, avoided or subordinated pursuant to the provisions of Section 548 of Title 11 of the United States Code or any applicable state fraudulent conveyance law, such Designated Senior Indebtedness nevertheless will constitute Senior Indebtedness.

                  "Guarantor Senior Subordinated Indebtedness" means with respect to a Subsidiary Guarantor, the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee and any other Indebtedness of such Subsidiary Guarantor (whether outstanding on the date of the Existing Indenture or thereafter Incurred) that specifically provides that such Indebtedness is to rank pari passu in right of payment with the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee and is not expressly subordinated by its terms in right of payment to any Indebtedness of such Subsidiary Guarantor which is not Guarantor Senior Indebtedness of such Subsidiary Guarantor.

                  "Guarantor Subordinated Obligation" means, with respect to a Subsidiary Guarantor, any Indebtedness of such Subsidiary Guarantor (whether outstanding on the date of the Existing Indenture or thereafter Incurred) which is expressly subordinated in right of payment to the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee pursuant to a written agreement.

                  "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement or Currency Agreement.

                  "Holder" or "Securityholder" means the Person in whose name a Security is registered in the Register.

                  "Incur" means issue, assume, enter into any Guarantee of, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. Any Indebtedness issued at a discount (including Indebtedness on which interest is payable through the issuance of additional Indebtedness) shall be deemed incurred at the time of original issuance of the Indebtedness at the initial accreted amount thereof.

                  "Indebtedness" means, with respect to any Person on any date of determination (without duplication): (i) the principal of indebtedness of such Person for borrowed money, (ii) the principal of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all reimbursement obligations of such Person, including reimbursement obligations in respect of letters of credit or other similar instruments (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credit or other instruments plus the aggregate amount of drawings thereunder that have not then been reimbursed), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except Trade Payables), which purchase price is due more than one year after the date of placing such property in final service or taking final delivery and title thereto or the completion of such services, (v) all Capitalized Lease Obligations and Attributable Debt of such Person, (vi) the redemption, repayment or other repurchase amount of such Person with respect to any Disqualified Stock or (if such Person is a Subsidiary of the Company) any Preferred Stock of such Subsidiary, but excluding, in each case, any accrued dividends (the amount of such obligation to be equal at any time to the maximum fixed involuntary redemption, repayment or repurchase price for such Capital Stock, or if such Capital Stock has no fixed price, to the involuntary redemption, repayment or repurchase price therefor calculated in accordance with the terms thereof as if then redeemed, repaid or repurchased, and if such price is based upon or measured by the fair market value of such Capital Stock, such fair market value shall be as determined in good faith by the Board of Directors or the board of directors of the issuer of such Capital Stock), (vii) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of Indebtedness of such Person shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness of such other Persons, (viii) all Indebtedness of other Persons to the extent Guaranteed by such Person, and (ix) to the extent not otherwise included in this definition, net Hedging Obligations of such Person (such obligations to be equal at any time to the termination value of such agreement or arrangement giving rise to such Hedging Obligation that would be payable by such Person at such time).

                  The amount of Indebtedness of any Person at any date shall be determined as set forth above or otherwise provided in this Indenture, or otherwise in accordance with GAAP.

                  "Indenture" means this Indenture as amended or supplemented from time to time.

                  "Interest Rate Agreement" means with respect to any Person any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement (including derivative agreement or arrangements) as to which such Person is party or a beneficiary; provided, however, any such agreements entered into in connection with the Securities shall not be included.

                  "Investment" in any Person by any other Person means any direct or indirect advance, loan or other extension of credit (other than to customers, directors, officers or employees of any Person in the ordinary course of business) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such Person. If the Company or any Restricted Subsidiary of the Company sells or otherwise disposes of any Capital Stock of any direct or indirect Restricted Subsidiary of the Company such that, after giving effect to any such sale or disposition, such entity is no longer a Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Capital Stock of such Subsidiary not sold or disposed of.

                  "JPMorgan" means JPMorgan Chase Bank.

                   "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Net Available Cash" from an Asset Disposition means cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or received in any other noncash form) therefrom, in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred (including, without limitation, fees and expenses of legal counsel, accountants and financial advisors), and all Federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Disposition, (ii) all payments made on any Indebtedness that is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon such assets, or that must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition or to any other Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets disposed of in such Asset Disposition and (iv) appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset Disposition and retained by the Company or any Restricted Subsidiary after such Asset Disposition.

                  "Net Cash Proceeds" means, with respect to any issuance or sale of any securities of the Company or any Subsidiary by the Company or any Subsidiary, or any capital contribution, the cash proceeds of such issuance, sale or contribution net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees and expenses actually incurred in connection with such issuance, sale or contribution and net of taxes paid or payable as a result thereof.

                  "Non-Recourse Debt" means Indebtedness (i) as to which neither the Company nor any Restricted Subsidiary (A) provides any Guarantee or credit support of any kind (including any undertaking, Guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (B) is directly or indirectly liable (as a guarantor or otherwise) and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default under such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

                  "Officer" means the Chief Executive Officer, President, Chief Financial Officer, any Vice President, Controller, Secretary or Treasurer of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers.

                  "Opinion of Counsel" means a written opinion from legal counsel. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "Permitted Holders" means Apollo, J. Ernest Talley and Mark E. Speese, their respective Affiliates and successors or assigns and any Person acting in the capacity of an underwriter in connection with a public or private offering of the Company's Capital Stock.

                  "Permitted Investment" means an Investment by the Company or any Restricted Subsidiary in any of the following:

                       (i) a Restricted Subsidiary, the Company or a Person that will, upon the making of such Investment, become a Restricted Subsidiary;

                       (ii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Restricted Subsidiary;

                       (iii) Temporary Cash Investments or Cash Equivalents;

                       (iv) receivables owing to the Company or any Restricted Subsidiary, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances;

                       (v) securities or other Investments received as consideration in connection with RTO Facility Swaps or in sales or other dispositions of property or assets made in compliance with the covenant contained in Section 1017;

                       (vi) securities or other Investments received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary, or as a result of foreclosure, perfection or enforcement of any Lien, or in satisfaction of judgments, including in connection with any bankruptcy proceeding or other reorganization of another Person;

                       (vii) Investments in existence or made pursuant to legally binding written commitments in existence on the date of the Existing Indenture;

                       (viii) Currency Agreements, Interest Rate Agreements and related Hedging Obligations, which obligations are Incurred in compliance with the covenant contained in Section 1010;

                       (ix) pledges or deposits (A) with respect to leases or utilities provided to third parties in the ordinary course of business or (B) otherwise described in the definition of "Permitted Liens";

                       (x) Investment in a Related Business in an amount not to exceed $10 million in the aggregate; and

                       (xi) other Investments in an aggregate amount not to exceed the sum of $10 million and the aggregate non-cash net proceeds received by the Company from the issue or sale of its Capital Stock (other than Disqualified Stock) subsequent to the date of the Existing Indenture (other than non-cash proceeds from an issuance or sale of such Capital Stock to a Subsidiary of the Company or an employee stock ownership plan or similar trust); provided, however, that the value of such non-cash net proceeds shall be as conclusively determined by the Board of Directors in good faith, except that in the event the value of any non-cash net proceeds shall be $25 million or more, the value shall be as determined in writing by an independent investment banking firm of nationally recognized standing.

                   "Permitted Liens" means: (i) Liens for taxes, assessments or other governmental charges not yet delinquent or the nonpayment of which in the aggregate would not be reasonably expected to have a material adverse effect on the Company and its Restricted Subsidiaries, or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Subsidiary, as the case may be, in accordance with GAAP; (ii) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations that are not overdue for a period of more than 60 days or that are bonded or that are being contested in good faith and by appropriate proceedings; (iii) pledges, deposits or Liens in connection with workers' compensation, unemployment insurance and other social security legislation and/or similar legislation or other insurance-related obligations (including without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements);
(iv) pledges, deposits or Liens to secure the performance of bids, tenders, trade, government or other contracts (other than for borrowed money), obligations for or under or in respect of utilities, leases, licenses, statutory obligations, surety, judgment and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (v) easements (including reciprocal easement agreements), rights-of-way, building, zoning and similar restrictions, utility agreements, covenants, reservations, restrictions, encroachments, changes, and other similar encumbrances or title defects incurred, or leases or subleases granted to others, in the ordinary course of business, which do not in the aggregate materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries, taken as a whole; (vi) Liens existing on, or provided for under written arrangements existing on, the date of the Existing Indenture, or (in the case of any such Liens securing Indebtedness of the Company or any of its Subsidiaries existing or arising under written arrangements existing on the date of the Existing Indenture) securing any Refinancing Indebtedness in respect of such Indebtedness so long as the Lien securing such Refinancing Indebtedness is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or under such written arrangements could secure) the original Indebtedness; (vii) Liens securing Hedging Obligations Incurred in compliance with the covenant contained in Section 1010; (viii) Liens arising out of judgments, decrees, orders or awards in respect of which the Company shall in good faith be prosecuting an appeal or proceedings for review which appeal or proceedings shall not have been finally terminated, or the period within which such appeal or proceedings may be initiated shall not have expired; (ix) Liens securing (A) Indebtedness Incurred in compliance with clause (i), (ii) or (v) of the second paragraph of Section 1010 or clause (iv) thereof (other than Refinancing Indebtedness Incurred in respect of Indebtedness described in the first paragraph thereof) or (B) Bank Indebtedness; (x) Liens on properties or assets of the Company securing Senior Indebtedness; (xi) Liens existing on property or assets of a Person at the time such Person becomes a Subsidiary of the Company (or at the time the Company or a Restricted Subsidiary acquires such property or assets); provided, however, that such Liens are not created in connection with, or in contemplation of, such other Person becoming such a Subsidiary (or such acquisition of such property or assets), and that such Liens are limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate,
(xii) Liens on Capital Stock of an Unrestricted Subsidiary that secure Indebtedness or other obligations of such Unrestricted Subsidiary; (xiii) Liens securing the Securities; and (xiv) Liens securing Refinancing Indebtedness Incurred in respect of any Indebtedness secured by, or securing any refinancing, refunding, extension, renewal or replacement (in whole or in part) of any other obligation secured by, any other Permitted Liens, provided that any such new Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the obligations to which such Liens relate.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "Purchase Money Obligations" means any Indebtedness of the Company or any Restricted Subsidiary Incurred to finance the acquisition, construction or capital improvement of any property or business (including Indebtedness Incurred within 90 days following such acquisition or construction), including Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or assumed by the Company or a Restricted Subsidiary in connection with the acquisition of assets from such Person; provided, however, that any Lien on such Indebtedness shall not extend to any property other than the property so acquired or constructed.

                  "Refinancing Indebtedness" means Indebtedness that is Incurred to refund, refinance, replace, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) (collectively, "refinances" and "refinanced" shall have a correlative meaning) any Indebtedness existing on the date of this Indenture or Incurred in compliance with this Indenture (including Indebtedness of the Company that refinances Indebtedness of any Restricted Subsidiary (to the extent permitted in this Indenture) and Indebtedness of any Restricted Subsidiary that refinances Indebtedness of another Restricted Subsidiary) including Indebtedness that refinances Refinancing Indebtedness; provided, however, that (i) the Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being refinanced, (ii) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced and (iii) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced, plus fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such Refinancing Indebtedness; provided further, however, that Refinancing Indebtedness shall not include (x) Indebtedness of a Restricted Subsidiary that refinances Indebtedness of the Company or (y) Indebtedness of the Company or a Restricted Subsidiary that refinances Indebtedness of an Unrestricted Subsidiary.

                  "Registration Rights Agreement" means (i) the Registration Rights Agreement dated as of December 19, 2001 among (a) the Company, (b) the Subsidiary Guarantors and (c) J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Lehman Brothers Inc., collectively as initial purchasers, relating to the Initial Series C Notes and (ii) any similar agreement that the Company and the Subsidiary Guarantors may enter into in relation to any other Series C Notes, in each case as such agreement may be amended, modified or supplemented from time to time.

                  "Regular Record Date" means, with respect to any Interest Payment Date, the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Related Business" means those businesses, other than the car rental business, in which the Company or any of its Subsidiaries is engaged on the date of this Indenture or that are reasonably related or incidental thereto.

                  "Representative" means the trustee, agent or representative (if any) of an issue of Senior Indebtedness.

                  "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "Revolving Credit Facility" means the revolving credit facility under the Senior Credit Facility (which may include any swing line or letter of credit facility or subfacility thereunder).

                  "RTO Facility" means any facility through which the Company or any of its Restricted Subsidiaries conducts the business of renting merchandise to its customers and any facility through which a franchisee of the Company or any of its Subsidiaries conducts the business of renting merchandise to customers.

                  "RTO Facility Swap" means an exchange of assets (including Capital Stock of a Subsidiary or the Company) of substantially equivalent fair market value, as conclusively determined in good faith by the Board of Directors, by the Company or a Restricted Subsidiary for one or more RTO Facilities or for cash, Capital Stock, Indebtedness or other securities of any Person owning or operating one or more RTO Facilities and primarily engaged in a Related Business; provided, however, that any Net Cash Proceeds received by the Company or any Restricted Subsidiary in connection with any such transaction must be applied in accordance with Section 1017.

                  "Sale/Leaseback Transaction" means an arrangement relating to property now owned or hereafter acquired by the Company or a Restricted Subsidiary whereby the Company or such Restricted Subsidiary transfers such property to a Person and the Company or such Restricted Subsidiary leases it from such Person, other than leases (i) between the Company and a Restricted Subsidiary or (ii) required to be classified and accounted for as capitalized leases for financial reporting purposes in accordance with GAAP.

                  "SEC" means the Securities and Exchange Commission.

                  "Secured Indebtedness" means any Indebtedness of the Company secured by a Lien.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Credit Agreement" means the credit agreement dated as of August 5, 1998, among the Company, the banks and other financial institutions party thereto from time to time, Comerica, N.A., as the documentation agent, NationsBank, N.A. as syndication agent and JPMorgan, as administrative agent, as such agreement may be assumed by any successor in interest, and as such agreement may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original agent and lenders or other agents and lenders or otherwise, and whether provided under the original Senior Credit Agreement or otherwise).

                  "Senior Credit Facility" means the collective reference to the Senior Credit Agreement, any Loan Documents (as defined therein), any notes and letters of credit issued pursuant thereto and any guarantee and collateral agreement, patent and trademark security agreement, mortgages, letter of credit applications and other security agreements and collateral documents, and other instruments and documents, executed and delivered pursuant to or in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time (whether in whole or in part, whether with the original agent and lenders or other agents and lenders or otherwise, and whether provided under the original Senior Credit Agreement or otherwise). Without limiting the generality of the foregoing, the term "Senior Credit Facility" shall include any agreement
(i) changing the maturity of any Indebtedness Incurred thereunder or contemplated thereby, (ii) adding Subsidiaries of the Company as additional borrowers or guarantors thereunder, (iii) increasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or (iv) otherwise altering the terms and conditions thereof.

                  "Senior Indebtedness" means the following obligations, whether outstanding on the date of this Existing Indenture or thereafter issued, without duplication: (i) all obligations consisting of Bank Indebtedness; and (ii) all obligations consisting of the principal of and premium, if any, and accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company regardless of whether postfiling interest is allowed in such proceeding) on, and fees and other amounts owing in respect of, all other Indebtedness of the Company, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that the obligations in respect of such Indebtedness are not superior in right of payment to the Securities; provided, however, that Senior Indebtedness shall not include (A) any obligation of the Company to any Subsidiary or any other Affiliate of the Company, or any such Affiliate's Subsidiaries, (B) any liability for Federal, state, foreign, local or other taxes owed or owing by the Company, (C) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities) or other current liabilities (other than current liabilities which constitute Bank Indebtedness or the current portion of any long-term Indebtedness which would constitute Senior Indebtedness but for the operation of this clause (C)), (D) any Indebtedness, Guarantee or obligation of the Company that is expressly subordinate or junior to any other Indebtedness, Guarantee or obligation of the Company, (E) Indebtedness which is represented by redeemable Capital Stock or (F) that portion of any Indebtedness that is Incurred in violation of this Indenture. If any Designated Senior Indebtedness is disallowed, avoided or subordinated pursuant to the provisions of Section 548 of Title 11 of the United States Code or any applicable state fraudulent conveyance law, such Designated Senior Indebtedness nevertheless will constitute Senior Indebtedness.

                  "Senior Subordinated Indebtedness" means the Securities and any other Indebtedness of the Company that (i) specifically provides that such Indebtedness is to rank pari passu with the Securities or is otherwise entitled Senior Subordinated Indebtedness and (ii) is not subordinated by its terms to any Indebtedness or other obligation of the Company that is not Senior Indebtedness.

                  "Shelf Registration Statement" has the meaning ascribed thereto in the Registration Rights Agreement.

                  "Significant Subsidiary" means (i) each Subsidiary that for the most recent fiscal year of such Subsidiary had consolidated revenues greater than $10.0 million or as at the end of such fiscal year had assets or liabilities greater than $10.0 million and (ii) any group of Subsidiaries that, taken together, would constitute a Significant Subsidiary.

                  "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. and its successors.

                  "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

                  "Subordinated Obligation" means any Indebtedness of the Company (whether outstanding on the date of this Indenture or thereafter Incurred) which is subordinate or junior in right of payment to the Securities pursuant to a written agreement.

                  "Subsidiary" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital

Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person or (ii) one or more Subsidiaries of such Person.

                  "Subsidiary Guarantee" means, individually, any Guarantee of payment of the Securities by a Subsidiary Guarantor pursuant to the terms of this Indenture, and, collectively, all such Guarantees. Each such Subsidiary Guarantee will be in the form prescribed in this Indenture.

                  "Subsidiary Guarantor" means (i) ColorTyme, Inc. and Advantage Companies, Inc. and (ii) any Restricted Subsidiary created or acquired by the Company after the date of this Indenture.

                  "Successor Company" shall have the meaning assigned thereto in
Section 801.

                  "Temporary Cash Investments" means any of the following: (i) any investment in direct obligations (x) of the United States of America or any agency thereof or obligations Guaranteed by the United States of America or any agency thereof or (y) of any foreign country recognized by the United States of America rated at least "A" by S&P or "A-1" by Moody's, (ii) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital and surplus aggregating in excess of $250 million (or the foreign currency equivalent thereof), and whose long-term debt is rated "A" by S&P or "A-1" by Moody's, (iii) repurchase obligations with a term of not more than 180 days for underlying securities of the types described in clause (i) or (ii) above entered into with a bank meeting the qualifications described in clause
(ii) above, (iv) Investments in commercial paper, maturing not more than 180 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any Investment therein is made of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P,
(v) Investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by S&P or "A" by Moody's, (vi) any money market deposit accounts issued or offered by a domestic commercial bank or a commercial bank organized and located in a country recognized by the United States of America, in each case, having capital and surplus in excess of $250 million (or the foreign currency equivalent thereof), or investments in money market funds complying with the risk limiting conditions of Rule 2a-7 (or any short-term successor rule) of the SEC, under the Investment Company Act of 1940, as amended, and (vii) similar short-term investments approved by the Board of Directors in the ordinary course of business.

                  "Thorn Americas Acquisition" means the acquisition of Thorn Americas by the Company.

                  "TIA" means the Trust Indenture Act of 1939 (15
U.S.C. Sections 77aaa-77bbbb) as in effect on the date of this Indenture.

                  "Trade Payables" means, with respect to any Person, any accounts payable or any Indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business in connection with the acquisition of goods or services.

                  "Transactions," means collectively the Thorn Americas Acquisition, the offering of the Securities, under the Existing Indenture, the initial borrowings under the Senior Credit Facility, and all other transactions relating to the Thorn Americas Acquisition or the financing thereof, including the issuance of Convertible Preferred Stock.

                  "Transfer Restricted Securities" means Securities that bear or are required to bear the legend set forth in Section 202 hereof.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

                  "Trust Officer" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Company (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Company or any other Subsidiary of the Company that is not a Subsidiary of the Subsidiary to be so designated; provided, however, that either (A) the Subsidiary to be so designated has total consolidated assets of $10,000 or less or (B) if such Subsidiary has consolidated assets greater than $10,000, then such designation would be permitted under Section 1009. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation, (x) the Company could Incur at least $1.00 of additional Indebtedness under the first paragraph in the covenant contained in Section 1010 and (y) no Default or Event of Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the resolution of the Company's Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

                  "Voting Stock" of an entity means all classes of Capital Stock of such entity then outstanding and normally entitled to vote in the election of directors or all interests in such entity with the ability to control the management or actions of such entity.

                  "Wholly Owned Subsidiary" means a Restricted Subsidiary of the Company, all of the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or another Wholly Owned Subsidiary.

                  SECTION 102. Compliance Certificates and Opinions.

                  Upon any application or request by the Company or any Subsidiary Guarantor to the Trustee to take any action under any provision of this Indenture, the Company and such Subsidiary Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate in form and substance reasonably acceptable to the Trustee stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided pursuant to Section 1018(a)) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual or such firm, he or it has made such examination or investigation as is necessary to enable him or it to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 103. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company, any Guarantor or other obligor on the Securities may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, any Guarantor or other obligor on the Securities stating that the information with respect to such factual matters is in the possession of the Company, any Guarantor or other obligor on the Securities unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 104. Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Subsidiary Guarantors, as the case may be. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and the Subsidiary Guarantors, if made in the manner provided in this Section 104.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

                  (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Note Register.

                  (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof (including in accordance with Section 310) in respect of anything done, omitted or suffered to be done by the Trustee, any Paying Agent or the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 105. Notices, Etc., to Trustee, the Company and any Guarantor.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or delivered in writing (which may be via facsimile) and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Administration.

                  (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered, in writing, or mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company or such Subsidiary Guarantor addressed to it and received at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company or such Subsidiary Guarantor.

                  SECTION 106. Notice to Holders; Waiver.

                  Where this Indenture provides for notice of any event to Holders by the Company, any Subsidiary Guarantor or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

                  If the Company or any Subsidiary Guarantor mails any notice or communication to any Holder, it shall mail a copy to the Trustee at the same time.

                  SECTION 107. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 108. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company and each Subsidiary Guarantor shall bind its successors and assigns, whether so expressed or not.

                  SECTION 109. Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 110. Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, (other than the parties hereto, any agent and their successors hereunder and each of the Holders and, with respect to any provisions hereof relating to the subordination of the Securities or the rights of holders of Senior Indebtedness, the holders of Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 111. Governing Law.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCLUDING (TO THE GREATEST EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. UPON THE ISSUANCE OF THE EXCHANGE SECURITIES OR THE EFFECTIVENESS OF THE SHELF REGISTRATION STATEMENT, THIS INDENTURE SHALL BE SUBJECT TO THE PROVISIONS OF THE TRUST INDENTURE ACT THAT ARE REQUIRED TO BE PART OF THIS INDENTURE AND SHALL, TO THE EXTENT APPLICABLE, BE GOVERNED BY SUCH PROVISIONS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE U.S. FEDERAL COURTS, IN EACH CASE SITTING IN THE BOROUGH OF MANHATTAN, AND WAIVES ANY OBJECTION AS TO VENUE OR FORUM NON CONVENIENS.

                  SECTION 112. Legal Holidays.

                  In any case where any interest payment date, any date established for payment of Defaulted Interest pursuant to Section 311 or redemption date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the interest payment date or date established for payment of Defaulted Interest pursuant to Section 311, Redemption Date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such interest payment date, redemption date or date established for payment of Defaulted Interest pursuant to Section 311, Stated Maturity or Maturity, as the case may be, to the next succeeding Business Day.

                  SECTION 113. No Personal Liability of Directors, Officers, Employees, Stockholders or Incorporators.

                  No director, officer, employee, incorporator or stockholders, as such, of the Company or any Subsidiary Guarantor shall have any liability for any obligations of the Company or such Subsidiary Guarantor under the Securities, this Indenture or any Subsidiary Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creations. Each Holder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

                  SECTION 114. Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION 115. Communications by Holders with Other Holders.

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Subsidiary Guarantors, the Trustee, the Note Registrar and anyone else shall have the protection of TIA Section 312(c).

                                  ARTICLE TWO.

                                 SECURITY FORMS

                  SECTION 201. Forms Generally.

                  The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable laws or the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. Each Security shall be dated the date of its authentication.

                  Series C Notes offered and sold to the qualified institutional buyers (as defined in Rule 144A under the Securities Act) in the United States of America ("Rule 144A Note") will be issued on the date of this Indenture and on dates issued from time to time after the date hereof as may be set forth in a Company Order and in the form of one or more permanent global Securities substantially in the form set forth in Section 203 (each, a "Rule 144A Global Note") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Notes may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Series C Notes offered and sold outside the United States of America ("Regulation S Note") in reliance on Regulation S shall be issued in the form of one or more permanent global Securities substantially in the form set forth in Section 203 (each, a "Regulation S Global Note"). The Regulation S Global Notes will be deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Regulation S Global Notes may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Series C Notes offered and sold to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and (7) under the Securities
Act) in the United States of America ("Institutional Accredited Investor Note") will be issued in the form of one or more permanent global Securities substantially in the form set forth in Section 203 (each, an "Institutional Accredited Investor Global Note") deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Institutional Accredited Investor Global Notes may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Institutional Accredited Investor Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  The Rule 144A Global Notes, the Regulation S Global Notes and the Institutional Accredited Investor Global Notes are sometimes collectively herein referred to as the "Global Notes."

                  The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 202. Restrictive Legends.

                  Unless and until (i) a Series C Note is sold under an effective Registration Statement or (ii) a Series C Note is exchanged for a Series D Note in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, the Rule 144A Global Notes and the Institutional Accredited Investor Global Notes shall bear the following legend (the "Private Placement Legend") on the face thereof:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER

         THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SECTION 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF $250,000 OF SUCH SECURITIES, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR
         (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                  The Regulation S Global Notes shall bear the following legend on the face thereof:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES

         ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF SECTION 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF $250,000 OF SUCH SECURITIES, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR
         (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  The Global Notes, whether or not a Series C Note, shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

                  SECTION 203. Form of Series C Notes.

No. [   ]                                     Principal Amount $[              ]
     ---                                                         --------------
                                                          CUSIP NO.
                                                                    ------------

                 11% Senior Subordinated Note due 2008, Series C

                  Rent-A-Center, Inc., a Delaware corporation promises to pay to Cede & Co., or registered assigns, the principal sum of [__________________] Dollars on August 15, 2008.

                  Interest Payment Dates:  February 15 and August 15.

                  Record Dates:  February 1 and August 1.

                  Additional provisions of this Security are set forth on the other side of this Security.

Dated:           , 200                 RENT-A-CENTER, INC.
        ---------     -

                                       By:
                                          --------------------------------------
                                          Title:


                                       By:
                                          --------------------------------------
                                          Title:

TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION
THE BANK OF NEW YORK,

------------------------------------
as Trustee, certifies
that this is one of the
Securities referred to
in the Indenture.



By:
   ---------------------------------
   Authorized Signatory                                                  , 200
                                                               ----------     -

             [FORM OF REVERSE SIDE OF SENIOR SUBORDINATED SECURITY]

                 11% Senior Subordinated Note due 2008, Series C

1.       Interest

                  Rent-A-Center, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company") promises to pay interest on the principal amount of this Security at the rate per annum shown above.

                  The Company will pay interest semiannually in cash and in arrears to Holders of record at the close of business on the February 1 and August 1 immediately preceding the interest payment date on February 15 and August 15 of each year, commencing February 15, 2002. Interest on the Securities will accrue from the most recent date to which interest has been paid on the Securities or, if no interest has been paid, from December 19, 2001. The Company shall pay interest on overdue principal or premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Securities to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment

                  By at least 10:00 a.m. (New York City time) on the date on which any principal of or interest on the Securities is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest. The Company will pay interest (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the February 1 or August 1 next preceding the interest payment date even if the Securities are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay interest by check payable in such money. It may mail an interest check to a Holder's registered address.

3.       Trustee, Paying Agent and Registrar

                  Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Securityholder. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.       Indenture

                  The Company issued the Securities under an Indenture dated as of December 19, 2001 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

                  The Securities are general unsecured senior subordinated obligations of the Company initially issued in aggregate principal amount of $100,000,000, but subject to additional issuances under the Indenture. This Security is one of the Series C Notes referred to in the Indenture. The Securities include the Series C Notes and any Series D Notes issued in exchange for the Series C Notes pursuant to the Indenture and the Registration Rights Agreement. The Series C Notes and the Series D Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the Incurrence of Indebtedness by the Company and its Restricted Subsidiaries, the payment of dividends on, and the purchase or redemption of, Capital Stock of the Company and its Restricted Subsidiaries, certain purchases or redemptions of Subordinated Indebtedness, the sale or transfer of assets and Capital Stock of Restricted Subsidiaries, investments of the Company and its Restricted Subsidiaries and transactions with Affiliates. In addition, the Indenture limits the ability of the Company and its Subsidiaries to restrict distributions and dividends from Restricted Subsidiaries.

5.       Optional Redemption

                  The Securities will be redeemable, at the Company's option, in whole or in part, at any time and from time to time on and after August 15, 2003 and prior to maturity, upon not less than 30 nor more than 90 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed as a percentage of principal amount), plus accrued interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on August 15 of the years set forth below:

        Year                                                                      Redemption Price
        ----                                                                      ----------------
        2003..........................................................                105.500%
        2004..........................................................                103.667%
        2005..........................................................                101.833%
        2006 and thereafter...........................................                100.000%


6.       Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 90 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations of principal amount larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.       Put Provisions

                  Upon a Change of Control, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of repurchase as provided in, and subject to the terms of, the Indenture.

8.       Subordination and Ranking

                  The Securities are subordinated to Senior Indebtedness, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give them effect and appoints the Trustee as attorney-in-fact for such purpose. The Securities will in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Company.

9.       Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange of (i) any Security selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before a selection of Securities to be redeemed and ending on the date of such selection or (ii) any Securities for a period beginning 15 days before an interest payment date and ending on such interest payment date.

10.      Persons Deemed Owners

                  The registered holder of this Security may be treated as the owner of it for all purposes.

11.      Unclaimed Money

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.      Defeasance

                  Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.      Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not adversely affect the rights of any Securityholder, or to provide for the issuance of Series D Notes. However, no amendment may be made to the subordination provisions of the Indenture that adversely affects the rights of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

14.      Defaults and Remedies

                  Under the Indenture, Events of Default include (i) a default in any payment of interest on any Security when due (whether or not such payment is prohibited by Article 13 of the Indenture), continued for 30 days, (ii) a default in the payment of principal of any Security when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise, whether or not such payment is prohibited by Article 13 of the Indenture, (iii) the failure by the Company to comply with its obligations under
Section 801 of the Indenture, (iv) the failure by the Company to comply for 30 days after written notice with any of its obligations under Section 1016 of the Indenture or Sections 1003, 1009, 1010, 1011, 1012, 1013, 1014, 1015, 1017, 1019
or 1020 of the Indenture (in each case, other than a failure to purchase Securities when required under Sections 1016 or 1017 of the Indenture), (v) the failure by the Company to comply for 60 days after notice with its other agreements contained in the Securities or the Indenture, (vi) the failure by the Company or any Significant Subsidiary to pay any Indebtedness within any applicable grace period after final maturity or the acceleration of any such Indebtedness by the holders thereof because of a default if the total amount of such Indebtedness unpaid or accelerated exceeds $25.0 million, (vii) certain events of bankruptcy, insolvency or reorganization of the Company or a Significant Subsidiary, (viii) the rendering of any judgment or decree for the payment of money in an amount (net of any insurance or indemnity payments actually received in respect thereof prior to or within 90 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) in excess of $25.0 million against the Company or a Significant Subsidiary that is not discharged, bonded or insured by a third Person if (A) an enforcement proceeding thereon is commenced or (B) such judgment or decree remains outstanding for a period of 90 days following such judgment or decree and is not discharged, waived or stayed or (ix) the failure of any Subsidiary Guarantee of the Securities by a Subsidiary Guarantor made pursuant to Section 1020 of the Indenture to be in full force and effect (except as contemplated by the terms thereof or of the Indenture) or the denial or disaffirmation in writing by any such Subsidiary Guarantor of its obligations under the Indenture or its Subsidiary Guarantee if such Default continues for 10 days. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least a majority in principal amount of the outstanding applicable Securities may declare all such Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

15.      Trustee Dealings with the Company

                  Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company, the Subsidiary Guarantors or their affiliates and may otherwise deal with the Company, the Subsidiary Guarantors or their affiliates with the same rights it would have if it were not Trustee.

16.      No Recourse Against Others

                  A director, officer, employee or stockholder, as such, of the Company or the Subsidiary Guarantors shall not have any liability for any obligations of the Company or the Subsidiary Guarantors under the Securities, the Subsidiary Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.      Authentication

                  This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

18.      Registration Rights

                  The Holder of this Security is entitled to the benefits of a Registration Rights Agreement (as defined in the Indenture). In the event that either (i) an Exchange Offer Registration Statement is not filed with the Commission on or prior to 60 days after the date of the original issuance of this Security, (ii) an Exchange Offer Registration Statement is not declared effective within 150 days after the date of the original issuance of this Security, (iii) the Exchange Offer is not consummated on or prior to 180 days after the date of the original issuance of this Security in respect of tendered Securities and a Shelf Registration Statement has not been declared effective or
(iv) a Shelf Registration Statement is filed and declared effective within 150 days after the date of the original issuance of this Security but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i), (ii), (iii) and (iv), a "Registration Default"), the Company will pay liquidated damages to each holder of Transfer Restricted Securities (as defined in the Registration Rights Agreement), during the period of one or more such Registration Defaults, in an amount equal to $0.192 per week per $1,000 principal amount of the Securities constituting Transfer Restricted Securities held by such holder until the applicable Registration Statement is filed or declared effective, the Exchange Offer is consummated or the Shelf Registration Statement again becomes effective, as the case may be, provided that, except in certain limited circumstances, the Company's obligation to pay liquidated damages will terminate upon consummation of the Exchange Offer. All accrued liquidated damages shall be paid to holders in the same manner as interest payments on the Securities on semi-annual payment dates which correspond to interest payment dates for the Securities. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease.

19.      Abbreviations

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

20.      CUSIP Numbers

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21.      Governing Law

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCLUDING (TO THE GREATEST EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture. Requests may be made to:

                          Rent-A-Center, Inc.
                          5700 Tennyson Parkway, Third Floor
                          Plano, Texas  75024
                          Attention of Robert D. Davis, Chief Financial Officer

                              SUBSIDIARY GUARANTEE

1.       Guarantee

                  The Subsidiary Guarantor, jointly and severally with each other Subsidiary Guarantor, as a primary obligor and not merely as a surety, irrevocably and unconditionally Guarantees on an unsecured senior subordinated basis the performance and punctual payment when due, whether at Stated Maturity, by acceleration or otherwise, all obligations of the Company under the Indenture and the Securities, whether for payment of principal of or interest on the Securities, expenses, indemnification or otherwise all in accordance with the terms set forth in Article XIV of the Indenture. The Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonably attorney's fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under this Subsidiary Guarantee, indemnification or otherwise.

                  This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  The obligations of the Subsidiary Guarantor shall be limited to the extent set forth in Article XIV of the Indenture.

                  This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

                  This Subsidiary Guarantee is subject to release upon the terms set forth in the Indenture.

                                           COLORTYME, INC.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                              SUBSIDIARY GUARANTEE

1.       Guarantee

                  The Subsidiary Guarantor, jointly and severally with each other Subsidiary Guarantor, as a primary obligor and not merely as a surety, irrevocably and unconditionally Guarantees on an unsecured senior subordinated basis the performance and punctual payment when due, whether at Stated Maturity, by acceleration or otherwise, all obligations of the Company under the Indenture and the Securities, whether for payment of principal of or interest on the Securities, expenses, indemnification or otherwise all in accordance with the terms set forth in Article XIV of the Indenture. The Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonably attorney's fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under this Subsidiary Guarantee, indemnification or otherwise.

                  This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  The obligations of the Subsidiary Guarantor shall be limited to the extent set forth in Article XIV of the Indenture.

                  This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

                  This Subsidiary Guarantee is subject to release upon the terms set forth in the Indenture.

                                           ADVANTAGE COMPANIES, INC.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below:

         I or we assign and transfer this Security to

              (Print or type assignee's name, address and zip code)

                  (Insert assignee's soc. sec. or tax I.D. No.)

         and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:                               Your Signature:
     --------------------                          -------------------

Signature Guarantee:
                    -------------------------------------
                       (Signature must be guaranteed)

--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Note Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1    [ ] acquired for the undersigned's own account, without transfer; or

2    [ ] transferred to the Company; or

3    [ ] transferred pursuant to and in compliance with Rule 144A under the
         Securities Act of 1933; or

4    [ ] transferred pursuant to an effective registration statement under the
         Securities Act; or

5    [ ] transferred pursuant to and in compliance with Regulation S under the
         Securities Act of 1933; or

6    [ ] transferred to an institutional "accredited investor" (as defined in
         Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933), that has furnished to the

         Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Exhibit E to the Indenture); or

7    [ ] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5), (6) or
(7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                    ---------------------------------
                                    Signature
Signature Guarantee:


------------------------------      ---------------------------------
 (Signature must be guaranteed)                Signature

------------------------------------------------------------

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Note Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

                        [TO BE ATTACHED TO GLOBAL NOTES]

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

                  The following increases or decreases in this Global Note have been made:




             Amount of decrease   Amount of increase        Principal Amount of         Signature of
                in Principal         in Principal             this Global Note      authorized signatory
  Date of      Amount of this       Amount of this             following such         Trustee or Notes
 Exchange       Global Note           Global Note          decrease or increase          Custodian

OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 1016 or 1017 of the Indenture, check the box:

                                      [ ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1016 or 1017 of the Indenture, state the amount in principal amount (must be integral multiple of $1,000): $

Date:             Your Signature
      ----------                 ----------------------------------------------
                                   (Sign exactly as your name appears on the
                                          other side of the Security)

Signature Guarantee:
                     ---------------------------------------
                          (Signature must be guaranteed)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Note Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

                     [THE FOLLOWING PROVISION TO BE INCLUDED
                            ON ALL 144A CERTIFICATES]

                  In connection with any transfer of this Security occurring prior to the date that is the earlier of the date of an effective Registration Statement (as defined in the Registration Rights Agreement) or two years following the date this Security is issued, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Security and the Indenture.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Date:
      --------------------          -------------------------------------------
                                    NOTICE: The signature must correspond with
                                            the name as written upon the face of
                                            the within-mentioned instrument in
                                            every particular, without alteration
                                            or any change whatsoever.

Signature Guarantee:
                    --------------------------------------

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
      --------------------          -------------------------------------------
                                    NOTICE:  To be executed by an executive
                                             officer.

                  SECTION 204. Form of Series D Notes.

No. [   ]                                     Principal Amount $[              ]
     ---                                                         --------------
                                                          CUSIP NO.
                                                                    ------------

                 11% Senior Subordinated Note due 2008, Series D

                  Rent-A-Center, Inc., a Delaware corporation promises to pay to Cede & Co., or registered assigns, the principal sum of [__________________] Dollars on August 15, 2008.

                  Interest Payment Dates:  February 15 and August 15.

                  Record Dates: February 1 and August 1.

                  Additional provisions of this Security are set forth on the other side of this Security.

Dated:         , 200                 RENT-A-CENTER, INC.
       --------     -
                                     By:
                                        ----------------------------------------
                                        [Title]


                                     By:
                                        ----------------------------------------
                                        [Title]


TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

----------------------------------
THE BANK OF NEW YORK,
as Trustee, certifies
that this is one of the
Securities referred to
in the Indenture.

By:
   -------------------------------
   Authorized Signatory                                                   , 200
                                                                 ---------     -

             [FORM OF REVERSE SIDE OF SENIOR SUBORDINATED SECURITY]

                 11% Senior Subordinated Note due 2008, Series D

1.       Interest

                  Rent-A-Center, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company") promises to pay interest on the principal amount of this Security at the rate per annum shown above.

                  The Company will pay interest semiannually in cash and in arrears to Holders of record at the close of business on the February 1 and August 1 immediately preceding the interest payment date on February 15 and August 15 of each year, commencing February 15, 2002. Interest on the Securities will accrue from the most recent date to which interest has been paid on the Securities or, if no interest has been paid, from December 19, 2001. The Company shall pay interest on overdue principal or premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Securities to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment

                  By at least 10:00 a.m. (New York City time) on the date on which any principal of or interest on the Securities is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest. The Company will pay interest (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the February 1 or August 1 next preceding the interest payment date even if the Securities are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay interest by check payable in such money. It may mail an interest check to a Holder's registered address.

3.       Trustee, Paying Agent and Registrar

                  Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Securityholder. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.       Indenture

                  The Company issued the Securities under an Indenture dated as of December 19, 2001 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

                  The Securities are general unsecured senior subordinated obligations of the Company initially issued in aggregate principal amount of $100,000,000, but subject to additional issuances under the Indenture. This Security is one of the Series D Notes referred to in the Indenture. The Securities include the Series C Notes and any Series D Notes issued in exchange for the Series C Notes pursuant to the Indenture and the Registration Rights Agreement. The Series C Notes and the Series D Notes are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the Incurrence of Indebtedness by the Company and its Restricted Subsidiaries, the payment of dividends on, and the purchase or redemption of, Capital Stock of the Company and its Restricted Subsidiaries, certain purchases or redemptions of Subordinated Indebtedness, the sale or transfer of assets and Capital Stock of Restricted Subsidiaries, investments of the Company and its Restricted Subsidiaries and transactions with Affiliates. In addition, the Indenture limits the ability of the Company and its Subsidiaries to restrict distributions and dividends from Restricted Subsidiaries.

5.       Optional Redemption

                  The Securities will be redeemable, at the Company's option, in whole or in part, at any time and from time to time on and after August 15, 2003 and prior to maturity, upon not less than 30 nor more than 90 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed as a percentage of principal amount), plus accrued interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on August 15 of the years set forth below:

         YEAR                                                             REDEMPTION PRICE
         ----                                                             ----------------
         2003.......................................................          105.500%
         2004.......................................................          103.667%
         2005.......................................................          101.833%
         2006 and thereafter........................................          100.000%


6.       Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 90 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations of principal amount larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.       Put Provisions

                  Upon a Change of Control, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of repurchase as provided in, and subject to the terms of, the Indenture.

8.       Subordination and Ranking

                  The Securities are subordinated to Senior Indebtedness, as defined in the Indenture. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give them effect and appoints the Trustee as attorney-in-fact for such purpose. The Securities will in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Company.

9.       Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange of (i) any Security selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before a selection of Securities to be redeemed and ending on the date of such selection or (ii) any Securities for a period beginning 15 days before an interest payment date and ending on such interest payment date.

10.      Persons Deemed Owners

                  The registered holder of this Security may be treated as the owner of it for all purposes.

11.      Unclaimed Money

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.      Defeasance

                  Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.      Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not adversely affect the rights of any Securityholder, or to provide for the issuance of Series D Notes. However, no amendment may be made to the subordination provisions of the Indenture that adversely affects the rights of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

14.      Defaults and Remedies

                  Under the Indenture, Events of Default include (i) a default in any payment of interest on any Security when due (whether or not such payment is prohibited by Article 13 of the Indenture), continued for 30 days, (ii) a default in the payment of principal of any Security when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise, whether or not such payment is prohibited by Article 13 of the Indenture, (iii) the failure by the Company to comply with its obligations under
Section 801 of the Indenture, (iv) the failure by the Company to comply for 30 days after written notice with any of its obligations under Section 1016 of the Indenture or Sections 1003, 1009, 1010, 1011, 1012, 1013, 1014, 1015, 1017, 1019
or 1020 of the Indenture (in each case, other than a failure to purchase Securities when required under Sections 1016 or 1017 of the Indenture), (v) the failure by the Company to comply for 60 days after notice with its other agreements contained in the Securities or the Indenture, (vi) the failure by the Company or any Significant Subsidiary to pay any Indebtedness within any applicable grace period after final maturity or the acceleration of any such Indebtedness by the holders thereof because of a default if the total amount of such Indebtedness unpaid or accelerated exceeds $25.0 million, (vii) certain events of bankruptcy, insolvency or reorganization of the Company or a Significant Subsidiary, (viii) the rendering of any judgment or decree for the payment of money in an amount (net of any insurance or indemnity payments actually received in respect thereof prior to or within 90 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) in excess of $25.0 million against the Company or a Significant Subsidiary that is not discharged, bonded or insured by a third Person if (A) an enforcement proceeding thereon is commenced or (B) such judgment or decree remains outstanding for a period of 90 days following such judgment or decree and is not discharged, waived or stayed or (ix) the failure of any Subsidiary Guarantee of the Securities by a Subsidiary Guarantor made pursuant to Section 1020 of the Indenture to be in full force and effect (except as contemplated by the terms thereof or of the Indenture) or the denial or disaffirmation in writing by any such Subsidiary Guarantor of its obligations under the Indenture or its Subsidiary Guarantee if such Default continues for 10 days. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least a majority in principal amount of the outstanding applicable Securities may declare all such Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

15.      Trustee Dealings with the Company

                  Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company, the Subsidiary Guarantors or their affiliates and may otherwise deal with the Company, the Subsidiary Guarantors or their affiliates with the same rights it would have if it were not Trustee.

16.      No Recourse Against Others

                  A director, officer, employee or stockholder, as such, of the Company or the Subsidiary Guarantors shall not have any liability for any obligations of the Company or the Subsidiary Guarantors under the Securities, the Subsidiary Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.      Authentication

                  This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

18.      Abbreviations

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety),

JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

19.      CUSIP Numbers

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

20.      Governing Law

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCLUDING (TO THE GREATEST EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture. Requests may be made to:

                         Rent-A-Center, Inc.
                         5700 Tennyson Parkway
                         Third Floor
                         Plano, Texas  75024

                         Attention of Robert D. Davis, Chief Financial Officer

                              SUBSIDIARY GUARANTEE

1.       Guarantee

                  The Subsidiary Guarantor, jointly and severally with each other Subsidiary Guarantor, as a primary obligor and not merely as a surety, irrevocably and unconditionally Guarantees on an unsecured senior subordinated basis the performance and punctual payment when due, whether at Stated Maturity, by acceleration or otherwise, all obligations of the Company under the Indenture and the Securities, whether for payment of principal of or interest on the Securities, expenses, indemnification or otherwise all in accordance with the terms set forth in Article XIV of the Indenture. The Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonably attorney's fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under this Subsidiary Guarantee, indemnification or otherwise.

                  This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  The obligations of the Subsidiary Guarantor shall be limited to the extent set forth in Article XIV of the Indenture.

                  This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

                  This Subsidiary Guarantee is subject to release upon the terms set forth in the Indenture.

                            COLORTYME, INC.


                            By:
                                ---------------------------------
                                Name:
                                Title:

                              SUBSIDIARY GUARANTEE

1.       Guarantee

                  The Subsidiary Guarantor, jointly and severally with each other Subsidiary Guarantor, as a primary obligor and not merely as a surety, irrevocably and unconditionally Guarantees on an unsecured senior subordinated basis the performance and punctual payment when due, whether at Stated Maturity, by acceleration or otherwise, all obligations of the Company under the Indenture and the Securities, whether for payment of principal of or interest on the Securities, expenses, indemnification or otherwise all in accordance with the terms set forth in Article XIV of the Indenture. The Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonably attorney's fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under this Subsidiary Guarantee, indemnification or otherwise.

                  This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  The obligations of the Subsidiary Guarantor shall be limited to the extent set forth in Article XIV of the Indenture.

                  This Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby.

                  This Subsidiary Guarantee is subject to release upon the terms set forth in the Indenture.

                                   ADVANTAGE COMPANIES, INC.


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                 ASSIGNMENT FORM

               To assign this Security, fill in the form below:

               I or we assign and transfer this Security to

                    (Print or type assignee's name, address and zip code)

                         (Insert assignee's soc. sec. or tax I.D. No.)

         and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:                               Your Signature:
     --------------------                          --------------------

Signature Guarantee:
                    -------------------------------------
                        (Signature must be guaranteed)



--------------------------------------------------------------------------------
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

[ ]      1        acquired for the undersigned's own account, without transfer;
                  or

[ ]      2        transferred to the Company; or

[ ]      3        transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

[ ]      4        transferred pursuant to an effective registration statement under the Securities Act; or

[ ]      5        transferred pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

[ ]      6        transferred to an institutional "accredited investor" (as
                  defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Exhibit E to the Indenture); or

[ ]      7        transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5), (6) or
(7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                         ---------------------------------
                                                      Signature
Signature Guarantee:


------------------------------           ---------------------------------
(Signature must be guaranteed)                        Signature

------------------------------------------------------------

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Note Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

                        [TO BE ATTACHED TO GLOBAL NOTES]

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

    The following increases or decreases in this Global Note have been made:

                                                                   Principal Amount of      Signature of
                 Amount of decrease in    Amount of increase in    this Global Note         authorized signatory
Date of          Principal Amount of      Principal Amount of      following such           of Trustee or Notes
Exchange         this Global Note         this Global Note         decrease or increase     Custodian

OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 1016 or 1017 of the Indenture, check the box:

                                      [ ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1016 or 1017 of the Indenture, state the amount in principal amount (must be integral multiple of $1,000): $


--------------------------------------------------------------------------------

Date:                               Your Signature:
     --------------------                          --------------------

Signature Guarantee:
                    -------------------------------------
                        (Signature must be guaranteed)


The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Note Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

         SECTION 205. Form of Trustee's Certificate of Authentication.

                  The Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  This is one of the Securities referred to in the within-mentioned Indenture.

                                            THE BANK OF NEW YORK, as Trustee

                                            By
                                               --------------------------
                                                 Authorized Signatory
Dated:           , 200
        ---------     -

                                 ARTICLE THREE.

                                 THE SECURITIES

                  SECTION 301. Title and Terms.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited; provided that the aggregate principal amount of $100,000,000 of the Series C Notes (the "Initial Series C Notes") shall be issued on the date hereof.

The Series C Notes shall be known and designated as the "11% Senior Subordinated Notes due 2008, Series C" of the Company. The Series D Notes shall be known and designated as the "11% Senior Subordinated Notes due 2008, Series D" of the Company. The Stated Maturity of the Securities shall be August 15, 2008, and they shall bear interest at the rate of 11% per annum from December 19, 2001, or from the most recent interest payment date to which interest has been paid or duly provided for, payable semiannually in cash and in arrears to the Person in whose name the Security (or any predecessor Security) is registered at the close of business on the February 1 and August 1 immediately preceding the interest payment date on February 15 and August 15 of each year, commencing the first February 15 or August 15 following the date such Security was originally issued. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months, until the principal thereof is paid or duly provided for. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

                  The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register.

                  Holders shall have the right to require the Company to purchase their Securities, in whole or in part, in the event of a Change of Control pursuant to Section 1016.

                  The Securities shall be subject to repurchase by the Company pursuant to an Asset Disposition as provided in Section 1017.

                  The Securities shall be redeemable as provided in Article Eleven and in the Securities.

                  The Indebtedness evidenced by the Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

                  SECTION 302. Denominations.

                  The Securities shall be issuable only in fully registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

                  SECTION 303. Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by two Officers, of which at least one Officer shall be the President or the Chief Financial Officer of the Company. The signature of any Officer on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities. The Trustee shall authenticate
(i) the Initial Series C Notes for original issue on the date hereof in the aggregate principal amount of $100,000,000, (ii) the additional Series C Notes for original issue from time to time after the date hereof in such principal amounts as may be set forth in a Company Order and (iii) the Series D Notes for original issue from time to time for issue only in exchange for a like principal amount of Series C Notes, in each case upon a Company Order. In each case, the Trustee shall be provided with an Officers' Certificate certifying that all conditions precedent to the issuance of Securities contained herein have been fully complied with and an Opinion of Counsel of the Company in connection with such authentication of Securities. Such order shall specify (a) the series of the Securities, (b) the amount of Securities to be authenticated and (c) the date on which the original issue of Series C Notes or Series D Notes is to be authenticated.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  In case the Company or any Subsidiary Guarantor, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company or such Subsidiary Guarantor shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Note Registrar or Paying Agent to deal with the Company and its Affiliates.

                  SECTION 304. Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination. Temporary Securities shall be substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 305. Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Note Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Note Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the Trustee in such capacity, together with any successor of the Trustee in such capacity, the "Note Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

                  Furthermore, any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interest in such Global Note may be effected only through a book-entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange (including an exchange of Series C Notes for Series D Notes), the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive; provided that no exchange of Series C Notes for Series D Notes shall occur until an applicable Exchange Offer Registration Statement shall have been declared effective by the Commission, the Trustee shall have received an Officers' Certificate confirming that the Exchange Offer Registration Statement has been declared effective by the Commission and the Series C Notes to be exchanged for the Series D Notes shall be cancelled by the Trustee.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Note Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1016, 1017 or 1108, not involving any transfer.

                  The Register shall be in written form in the English language or in any other form including computerized records, capable of being converted into such form within a reasonable time.

                  SECTION 306. Book-Entry Provisions for Global Notes.

                  (a) Each Global Note initially shall (i) be registered in the name of the Depositary for such Global Note or the nominee of such Depositary,
(ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 202.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Note may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 307. If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Securities in definitive form ("Physical Notes") in exchange for their beneficial interests in a Global Note upon written request in accordance with the Depositary's and the Registrar's procedures. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Note if
(i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or the Depositary ceases to be a clearing agency registered under the Exchange Act, at a time when the Depositary is required to be so registered in order to act as Depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice, (ii) the Company executes and delivers to the Trustee and Note Registrar an Officers' Certificate stating that such Global Note shall be so exchangeable or (iii) an Event of Default has occurred and is continuing and the Note Registrar has received a request from the Depositary.

                  (c) In connection with any transfer of a portion of the beneficial interest in a Global Note pursuant to subsection (b) of this Section to beneficial owners who are required to hold Physical Notes, the Note Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

                  (d) In connection with the transfer of an entire Global Note to beneficial owners pursuant to subsection (b) of this Section, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Physical Notes of authorized denominations.

                  (e) Any Physical Note delivered in exchange for an interest in a Global Note pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided by paragraph (a)(i)(x) and paragraph (f) of
Section 307, bear the applicable legend regarding transfer restrictions applicable to the Physical Note set forth in Section 202.

                  (f) The registered holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  SECTION 307. Special Transfer Provisions.

                  (a) The following provisions shall apply with respect to any proposed transfer of a Rule 144A Note or an Institutional Accredited Investor Note prior to the expiration of the Resale Restriction Termination Date (as defined in Section 202 hereof):

                           (i) a transfer of a Rule 144A Note or an Institutional Accredited Investor Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                           (ii) a transfer of a Rule 144A Note or an Institutional Accredited Investor Note or a beneficial interest therein to an institutional accredited investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 308 hereof from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                           (iii) a transfer of a Rule 144A Note or an Institutional Accredited Investor Note or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 309 hereof from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  (b) The following provisions shall apply with respect to any proposed transfer of a Regulation S Note prior to the expiration of the Restricted Period:

                           (i) a transfer of a Regulation S Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                           (ii) a transfer of a Regulation S Note or a beneficial interest therein to an institutional accredited investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 308 hereof from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                           (iii) a transfer of a Regulation S Note or a beneficial interest therein to a Non-U.S. Person shall be made upon, if requested by the Company or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  After the expiration of the Restricted Period, interests in the Regulation S Note may be transferred without requiring certification set forth in Section 308 or any additional certification.

                  (c) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Note Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Note Registrar shall deliver only Securities that bear the Private Placement Legend unless there is delivered to the Note Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (d) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  (e) The Company shall deliver to the Trustee an Officers' Certificate setting forth the dates on which the Restricted Period terminates (the "Resale Restriction Termination Date").

                  The Note Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 306 or this
Section 307. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Note Registrar.

                  (f) No Obligation of the Trustee: The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or other Person with respect to any ownership interest in the Securities, with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note in global form shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected and indemnified pursuant to Section 607 in relying upon information furnished by the Depository with respect to any beneficial owners, its members and participants.

                           (ii) The Trustee shall have no obligation or duty to
monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including without limitation any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation of evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  SECTION 308. Form of Certificate to Be Delivered in Connection with Transfers to Institutional Accredited Investors.

                                     [date]

         RENT-A-CENTER, INC.

         THE BANK OF NEW YORK, as Trustee

         [________]

         [________]

         Attention: Corporate Trust Department

Ladies and Gentlemen:

                  This certificate is delivered to request a transfer of $______ principal amount of the 11% Senior Subordinated Notes due 2008, Series C (the "Securities") of Rent-A-Center, Inc. (the "Company").

                  Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

         Name:
         Address:
         Taxpayer ID Number:

                  The undersigned represents and warrants to you that:

                  (1) We are an institutional "accredited investor" (as defined in Rules 501(a)(1), (2), (3) and (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities and invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  (2) We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor", in each case in a minimum principal amount of Securities of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                                  TRANSFEREE:



                                  BY:

Upon transfer the Securities would be registered in the name of the new beneficial owner as follows:



NAME                          ADDRESS                       TAXPAYER ID NUMBER:




Very truly yours,

[Name of Transferor]

By:
   ------------------------------             ---------------------------------
   Name:                                      Signature Medallion Guaranteed
   Title:

                  SECTION 309. Form of Certificate to Be Delivered in Connection with Transfers Pursuant to Regulation S.

                                     [date]

The Bank of New York, as Trustee
510 Plaza, 13th Floor
New York, New York 10001
Attention:  Corporate Trust Department



                  Re:      RENT-A-CENTER, INC. (the "Company")
                           11% Senior Subordinated Notes due 2008 (the
                           "Securities")

Ladies and Gentlemen:

                  In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (a) the offer of the Securities was not made to a person in the United States;

                  (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                  (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                  Very truly yours,

                  [Name of Transferor]

                  By:
                     --------------------    -------------------------------
                     Authorized Signature    Signature Medallion Guaranteed

                  SECTION 310. Mutilated, Destroyed, Lost and Stolen Securities.

                  If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, each Subsidiary Guarantor and the Trustee such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company any Subsidiary Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

                  Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, any Guarantor and any other obligor upon the Securities, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 311. Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the Person in whose name such Security (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to
Section 1002; provided, however, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 312, to the address of such Person as it appears in the Note Register or (ii) wire transfer to an account located in the United States maintained by the payee.

                  Any interest on any Security which is payable, but is not paid when the same becomes due and payable and such nonpayment continues for a period of 30 days shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Interest Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a record date (the "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the Special Interest Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor to be given in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor having been so given, such Defaulted Interest shall be paid on the Special Interest Payment Date to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 312. Persons Deemed Owners.

                  Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company, any Subsidiary Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 311) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, any Subsidiary Guarantor, the Trustee nor any agent of the Company, any Subsidiary Guarantor or the Trustee shall be affected by notice to the contrary.

                  SECTION 313. Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. If the Company shall acquire any of the Securities other than as set forth in the preceding sentence, the acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this
Section 313. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee as directed by a Company Order; provided however that the Trustee shall not be required to destroy any such Security.

                  SECTION 314. Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 315. CUSIP Numbers.

                  The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such "CUSIP" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers, either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                 ARTICLE FOUR.

                           SATISFACTION AND DISCHARGE

                  SECTION 401. Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                           (i) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (1) Securities which have been lost, stolen or destroyed and which have been replaced or paid as provided in Section 310 and (2) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all Securities not theretofore delivered to the
                  Trustee for cancellation

                                    (1) have become due and payable by reason of
                           the making of a notice of redemption or otherwise; or

                                    (2) will become due and payable at their
                           Stated Maturity within one year; or

                                    (3) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in cash or Government Obligations sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                           (ii) no Default or Event of Default with respect to this Indenture or the Securities shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument or agreement to which the Company or any Subsidiary Guarantor of the Securities is a party or by which it is bound;

                           (iii) the Company or any Subsidiary Guarantor has paid or caused to be paid all sums payable hereunder by the Company or any Subsidiary Guarantor in connection with all the Securities including all fees and expenses of the Trustee;

                           (iv) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of such Securities at maturity or the Redemption Date, as the case may be; and

                           (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture and the termination of the Company's obligation hereunder have been satisfied.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive any such satisfaction and discharge.

                  SECTION 402. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law. If the Trustee or Paying Agent is unable to apply any money or Government Obligations in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and any Guarantor's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 401; provided that if the Company has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                 ARTICLE FIVE.

                                    REMEDIES

                  SECTION 501. Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 13 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) default in any payment of interest on any Security when the same becomes due and such default continues for a period of 30 days whether or not such payment shall be prohibited by Article Thirteen;

                           (ii) default in the payment of the principal of any Security when the same becomes due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise, whether or not such payment shall be prohibited by Article Thirteen;

                           (iii) the Company fails to comply with Section 801;

                           (iv) the Company fails to comply with Section 1003, 1009, 1010, 1011, 1012, 1013, 1014, 1015, 1016, 1017, 1019, 1020 or
         1022 (other than a failure to purchase Securities when required under Section 1016 or 1017) and such failure continues for 30 days after the notice specified below;

                           (v) the Company fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in (i), (ii), (iii) or (iv) above) and such failure continues for 60 days after the notice specified below;

                           (vi) Indebtedness of the Company or any Significant Subsidiary is not paid within any applicable grace period after final maturity or the acceleration by the holders thereof because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $25 million;

                           (vii) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case;

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case;

                           (C) consents to the appointment of a custodian of it
                  or for any substantial part of its property;

                           (D) makes a general assignment for the benefit of its
                  creditors; or takes any comparable action under any foreign laws relating to insolvency; or

                           (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any
                  Significant Subsidiary in an involuntary case;

                           (B) appoints a custodian of the Company or any
                  Significant Subsidiary or for any substantial part of its property; or

                           (C) orders the winding up or liquidation of the
                  Company or any Significant Subsidiary;

         or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 90 days;

                           (ix) any judgment or decree for the payment of money in excess of $25 million (net of any insurance or indemnity payments actually received in respect thereof prior to or within 90 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) is rendered against the Company or any Significant Subsidiary that is not discharged, or bonded or insured by a third Person and either (A) an enforcement proceeding has been commenced upon such judgment or decree or (B) such judgment or decree remains outstanding for a period of 90 days following the entry of such judgment or decree and is not discharged, waived or stayed; or

                           (x) the failure of any Guarantee of the Securities by a Subsidiary Guarantor to be in full force and effect (except as contemplated by the terms thereof or of this Indenture) or the denial or disaffirmation in writing by any such Subsidiary Guarantor of its obligations under this Indenture or any such Guarantee of the Securities if such Default continues for 10 days.

                  The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  A Default under clause (iv) or (v) above shall not constitute an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company of the Default and the Company does not cure such Default within the time specified in clause (iv) or (v), as the case may be, after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

                  The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default under clause (iv), (v) or (viii) above, its status and what action the Company is taking or proposes to take with respect thereto.

                  If a Default occurs and is continuing and is actually known to a Trust Officer of the Trustee, the Trustee must mail to each Holder notice of the Default within 90 days after it occurs. Except in the case of a Default in the payment of principal of, premium, if any, or interest on any Security, the Trustee may withhold such notice if and so long as a committee of its Trust Officers in good faith determines that withholding notice is in the interests of the Holders. In addition, the Company is required to deliver to the Trustee, within 120 days after the end of each fiscal year, a certificate indicating whether the signers thereof know of any Default that occurred during the previous year.

                  SECTION 502. Acceleration of Maturity; Rescission and
Annulment.

                  If an Event of Default (other than by reason of an Event of Default specified in Section 501(vii) or 501(viii)) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least a majority in principal amount of the outstanding Securities, by written notice to the Company and the Trustee, may declare the principal (and premium, if any) and accrued and unpaid interest on all such then outstanding Securities to be due and payable immediately. Upon the effectiveness of such declaration, such principal (and premium, if any) and interest will be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default specified in Section 501(vii) or 501(viii) occurs and is continuing, then the principal amount of, and interest on, all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  The Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. The Trustee may rely upon such notice of rescission without any independent investigation as to the satisfaction of the conditions in the preceding sentence. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  If an Event of Default specified in Section 501(i) or 501(ii) occurs and is continuing, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any Subsidiary

Guarantor (in accordance with the applicable Subsidiary Guarantee) and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any Subsidiary Guarantor, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or any Guarantee of the Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, including, seeking recourse against any Subsidiary Guarantor pursuant to the terms of any Subsidiary Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy including, without limitation, seeking recourse against any Subsidiary Guarantor pursuant to the terms of its Subsidiary Guarantee, or to enforce any other proper remedy, subject however to Section 513. No recovery of any such judgment upon any property of the Company or any Subsidiary Guarantor shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

                  SECTION 504. Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including any Subsidiary Guarantor, upon the Securities or the property of the Company, the Subsidiary Guarantors or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                           (i) to file proofs of claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities, to take such other actions (including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement,





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                                                                              78


adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or other similar official.

                  SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

                  All rights of action and claims under this Indenture, the Securities or the Subsidiary Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 506. Application of Money Collected.

                  Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 607;

                  SECOND: To holders of Senior Indebtedness to the extent required by Article Thirteen;

                  THIRD: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  FOURTH: The balance, if any, to the Company or as a court of competent jurisdiction may direct, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

                  SECTION 507. Limitation on Suits.

                  No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                           (i) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;



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                                                                              79

                           (ii) the Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

                           (iii) such Holder or Holders offer to the Trustee reasonable security or indemnity satisfactory to it against any loss, liability or expense;

                           (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

                           (v) the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, any Security or any Subsidiary Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, any Security or any Subsidiary Guarantee, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture (other than Article XIII), the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Eleven) and in such Security of the principal of (and premium, if any) and (subject to Section 311) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or repurchase) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 509. Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Guarantee of the Securities and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, any Subsidiary Guarantor, any other obligor on the Securities, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 510. Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 310, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 511. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 512. Control by Holders.

                  The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                           (i) such direction shall not be in conflict with any rule of law or with this Indenture or any Subsidiary Guarantee,

                           (ii) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders not consenting, it being understood that (subject to Section
         601) the Trustee shall have no duty to ascertain whether or not such actions or forbearance are unduly prejudicial to such Holders; and

                           (iii) subject to the provisions of Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

                  SECTION 513. Waiver of Past Defaults.

                  Subject to Sections 508 and 902, the Holders of a majority in aggregate principal amount of the Outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities) may on behalf of the Holders of all the Securities, by written notice to the Trustee, waive any existing Default or Event of Default and its consequences under this Indenture or any Subsidiary Guarantee except a continuing Default or Event of Default in the payment of interest on, premium, if any, or the principal of, any such Security held by a non-consenting Holder, or in respect of a covenant or a provision which cannot be amended or modified without the consent of all Holders.



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                  In the event that any Event of Default specified in Section
501(vi) shall have occurred and be continuing, such Event of Default and all consequences thereof (including without limitation any acceleration or resulting payment default) shall be annulled, waived and rescinded, automatically and without any action by the Trustee or the Holders of the Securities, if within 30 days after such Event of Default arose (i) the Indebtedness that is the basis for such Event of Default has been discharged, or (ii) the holders thereof have rescinded or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default, or (iii) if the Default that is the basis for such Event of Default has been cured.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  SECTION 514. Waiver of Stay or Extension Laws.

                  The Company, the Subsidiary Guarantors and any other obligors upon the Securities, covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company, any Subsidiary Guarantor or any such obligor from paying all or any portion of the principal of, premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company, any Subsidiary Guarantor and any such obligor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 515. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

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                                  ARTICLE SIX.

                                  THE TRUSTEE

                  SECTION 601. Certain Duties and Responsibilities.

                  (a) Except during the continuance of a Default or an Event of Default,

                           (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and the Trustee should not be liable except for the performance of such duties as specifically set forth in the Indenture and no others; and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith or willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions specifically required hereunder to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture, but not to verify the contents thereof.

                  (b) In case a Default or an Event of Default has occurred and is continuing of which a Trust Officer of the Trustee has actual knowledge or of which written notice of such Default or Event of Default shall have been given to the Trustee by the Company, any other obligor of the Securities or by any Holder, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                           (i) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

                           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the TIA.

                  SECTION 602. Notice of Defaults.

                  Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA
Section 313(c), notice of such Default hereunder actually known to a Trust Officer of the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Trust Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in Section 501(iii) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. Notwithstanding anything to the contrary expressed in this Indenture, the Trustee shall not be deemed to have knowledge of any Default or Event of Default hereunder unless and until a Trust Officer of the Trustee shall have received written notice thereof from the Company at its principal Corporate Trust Office as specified in Section 105, except in the case of an Event of Default under Sections 501(i) or 501(ii) (provided that the Trustee is the Paying Agent).

                  SECTION 603. Certain Rights of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Subject to the provisions of TIA Sections 315(a) through 315(d):

                           (i) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon (whether in its original or facsimile form) any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in the documents;

                           (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                           (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith or willful misconduct on its part, request and rely upon an Officers' Certificate or an Opinion of Counsel and shall not liable for any action it takes or omits to take in good faith reliance on such Officers' Certificate or Opinion of Counsel;

                           (iv) the Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                           (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses, losses and liabilities which might be incurred by it in compliance with such request or direction;

                           (vi) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company as described in
         Section 607 of this Indenture and shall incur no liability of any kind by reason of such inquiry or investigation;

                           (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                           (viii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence; and

                           (ix) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                  (c) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  SECTION 604. Trustee Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and it shall not be responsible for the Company's use of the proceeds from the Securities. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of the proceeds of the Securities.

                  SECTION 605. May Hold Securities.

                  The Trustee, any Paying Agent, any Note Registrar, any Authenticating Agent or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

                  SECTION 606. Money Held in Trust.

                  All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust hereunder for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 607. Compensation and Reimbursement.

                  Each of the Subsidiary Guarantors and the Company, jointly and severally, agrees:

                           (i) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, consultants and counsel and costs and expenses of collection), except any such expense, disbursement or advance as shall be determined by a court of competent jurisdiction to have been caused by its own negligence or willful misconduct; and

                           (iii) to indemnify each of the Trustee or any predecessor Trustee (and their respective directors, officers, stockholders, employees and agents) for, and to hold them harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee) incurred without gross negligence or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder.

                  The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a lien prior to the Holders of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(vii) or (viii), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

                  SECTION 608. Corporate Trustee Required; Eligibility.

                  There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1), and which shall have an office in The City of New York and shall have a combined capital and surplus of at least $50,000,000. If the Trustee does not have an office in The City of New York, the Trustee may appoint an agent in The City of New York reasonably acceptable to the Company to conduct any activities which the Trustee may be required under this Indenture to conduct in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 608, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 608, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 609. Resignation and Removal; Appointment of
Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance required by this Section shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. The Trustee so removed may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee if no successor Trustee is appointed within 30 days of such removal.

                  (d) If at any time:

                           (i) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (ii) the Trustee shall cease to be eligible under
         Section 608 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                           (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a custodian of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company, by a Board Resolution, may remove the Trustee, or (B) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, at the expense of the Company on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the




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manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 610. Acceptance of Appointment by Successor.

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Notwithstanding the replacement of the Trustee pursuant to this Section 610, the Company's obligations under Section 607 shall continue for the benefit of the retiring Trustee with regard to expenses and liabilities incurred by it and compensation earned by it prior to such replacement or otherwise under the Indenture. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 611. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.



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                  SECTION 612. Trustee's Application for Instructions from the
Company.

                  Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. Subject to Section 610, the Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                 ARTICLE SEVEN.

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 701. Company to Furnish Trustee Names and Addresses.

                  The Company will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content to that in Subsection (a) hereof as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Note Registrar, no such list need be furnished.

                  SECTION 702. Disclosure of Names and Addresses of Holders.

                  Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

                  SECTION 703. Reports by Trustee.

                  Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a). Delivery of such reports, information and documents to the Trustee is for




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                                                                              90


informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officers' Certificates).

                  The Trustee also shall comply with TIA 313(b). A copy of each report at the time of its mailing to Holders shall be filed by the Trustee with the Commission and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

                  SECTION 704. Notice of Defaults.

                  The Company is required to deliver to the Trustee, within 30 days after the occurrence thereof, written notice of any event which would constitute certain Defaults, their status and what action the Company is taking or proposes to take in respect thereof.

                                 ARTICLE EIGHT.

                            MERGER AND CONSOLIDATION

                  SECTION 801. Company May Consolidate, Etc., Only on Certain Terms.

                  The Company will not, in a single transaction or series of related transactions, consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to any Person, unless:

                           (i) the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and hereunder;

                           (ii) immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the Successor Company or any Subsidiary of the Successor Company as a result of such transaction as having been incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction), no Default or Event of Default shall have occurred and be continuing;

                           (iii) immediately before and after giving effect to such transaction, the Company or the Successor Company, if the Company is not the continuing obligor under this Indenture, shall at the time of such transaction or series of transactions, after giving pro forma effect to such transaction as if such transaction or series of transaction had occurred on the first day of the four quarter period ending on or immediately prior to the




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         date of such transaction, be able to Incur at least $1.00 of
         Indebtedness pursuant to clause (a) of Section 1010; and

                           (iv) the Company shall have delivered to the Trustee
         (A) an Officers' Certificate, stating that (1) such Officers are not aware of any Default or Event of Default that shall have happened and be continuing and (2) such consolidation, merger or transfer and such supplemental indenture comply with this Indenture; provided that no Officers' Certificate will be required as to matters described in clause (A)(1) of this clause (iv) for a consolidation, merger or transfer described in the last paragraph of this Section 801, and (B) an Opinion of Counsel, stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, both in the form required by this Indenture; provided that (1) in giving such opinion such counsel may rely on such Officers' Certificate as to any matters of fact (including without limitation as to compliance with the foregoing clauses (ii) and (iii)), and (2) no Opinion of Counsel will be required for a consolidation, merger or transfer described in the last paragraph of this Section 801.

                  Notwithstanding the foregoing clauses (ii) and (iii), (x) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company and (y) the Company may merge with an Affiliate incorporated solely for the purpose of reincorporating the Company in another jurisdiction to realize tax or other benefits.

                  SECTION 802. Successor Substituted.

                  Upon any consolidation of the Company with or merger of the Company with or into any other corporation or any conveyance, transfer, lease or other disposition of all or substantially all of the assets of the Company to any Person in accordance with Section 801, the Successor Company will succeed to, and be substituted for, and may exercise every right and power of, the Company hereunder and thereafter the predecessor Company shall be released from all obligations and covenants hereunder, but, in the case of conveyance, transfer or lease of all or substantially all its assets, the predecessor Company will not be released from the obligation to pay the principal of and interest on the Securities.

                                 ARTICLE NINE.

                    SUPPLEMENTS AND AMENDMENTS TO INDENTURE

                  SECTION 901. Supplemental Indentures Without Consent of
Holders.

                  Without the consent of any Holders, the Company, the Subsidiary Guarantors, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (i) to cure any ambiguity, omission, defect or inconsistency; or

                           (ii) to provide for uncertificated Securities in addition to or in place of certificated Securities (provided that the uncertificated Securities are issued in registered form for purposes of
         Section 163(f) of the Code, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code); or

                           (iii) to add Guarantees with respect to the Securities (including those of Subsidiary Guarantors); or

                           (iv) to provide for the assumption by a successor corporation, partnership, trust or limited liability company of the obligations of the Company hereunder; or

                           (v) to secure the Securities; or

                           (vi) to confirm and evidence the release and discharge of any Guarantee of the Securities or Lien with respect to or securing the Securities when such release and discharge is permitted by and provided for hereunder; or

                           (vii) to provide that any Indebtedness that becomes or will become an obligation of the Successor Company pursuant to a transaction governed by Section 801 (and that is not a Subordinated Obligation) is Senior Subordinated Indebtedness for purposes of this Indenture; or

                           (viii) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power conferred upon the Company; or

                           (ix) to make any other change that does not adversely affect the rights of any Holder; or

                           (x) to comply with any requirement of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act.

                  However, no amendment may be made to the subordination provisions of this Indenture that adversely affects the rights of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or representative thereof authorized to give a consent) consent to such change.

                  SECTION 902. Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of at least a majority in principal amount of the Outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities), the Company, the Subsidiary Guarantors, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby (with respect to any Securities held by a nonconsenting Holder of the Securities):



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                                                                              93


                           (i) reduce the principal amount of Securities whose Holders must consent to an amendment; or

                           (ii) reduce the stated rate of or extend the stated time for payment of interest on any Security; or

                           (iii) reduce the principal of or extend the Stated Maturity of any Security; or

                           (iv) reduce the premium payable upon the redemption or repurchase of any Security or change the time at which any Security may be redeemed as described in Section 1101; or

                           (v) make any Security payable in money other than that stated in the Security; or

                           (vi) impair the right of any Holder to receive payment of principal of and interest on such Holder's Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities; or

                           (vii) make any change in the amendment provisions which require each Holder's consent or in the waiver provisions; or

                           (viii) make any change to the subordination provisions of this Indenture that adversely affects the rights of any Holder.

                  The consent of the Holders is not necessary under this Indenture to approve the particular form of any proposed supplemental indenture. It is sufficient if such consent approves the substance of the proposed supplemental indenture.

                  SECTION 903. Execution of Supplemental Indentures.

                  The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities, as determined by the Trustee in its sole discretion under this Indenture or otherwise. In signing or refusing to sign any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

                  SECTION 904. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby (except as provided in Section 902).

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                  SECTION 905. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 906. Reference in Securities to Supplemental
Indentures.

                  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform to any such supplemental indenture may be prepared and executed by the Company, and the Subsidiary Guarantors and the Company shall issue and the Trustee shall authenticate a new Security that reflects the changed terms, the cost and expense of which will be borne by the Company in exchange for Outstanding Securities.

                  SECTION 907. Notice of Supplemental Indentures.

                  Promptly after the execution by the Company, the Subsidiary Guarantors and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. The failure to give such notice to all the Holders, or any defect therein, will not impair or affect the validity of the supplemental indenture.

                  SECTION 908. Effect on Senior Indebtedness.

                  No supplemental indenture shall adversely affect the rights of any holders of Senior Indebtedness under Article Thirteen unless the requisite holders of each issue of Senior Indebtedness affected thereby shall have consented to such supplemental indenture.

                                  ARTICLE TEN.

                                   COVENANTS

                  SECTION 1001. Payment of Principal, Premium, if any, and Interest.

                  The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  SECTION 1002. Maintenance of Office or Agency.

                  The Company will maintain in The City of New York, an office or agency where the Securities may be presented or surrendered for payment, where, if applicable, the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate

Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

                  SECTION 1003. Money for Security Payments to Be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (or premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure to so act.

                  Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (or premium, if any) or interest on any Securities, deposit with a Paying Agent a sum in same day funds (or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) that shall be available to the Trustee by 11:00 a.m. Eastern Standard Time on such due date sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure to so act.

                  The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (i) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;



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                                                                              96


                           (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                           (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment to the Company, may at the expense of the Company cause to be published once, in a leading daily newspaper (if practicable, The Wall Street Journal (Eastern Edition)) printed in the English language and of general circulation in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 1004. Corporate Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and that of each Restricted Subsidiary and the corporate rights (charter and statutory) licenses and franchises of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such existence (except the Company) right, license or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and each of its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not, and will not be, disadvantageous in any material respect to the Holders.

                  SECTION 1005. Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (ii) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a material liability or lien upon the property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate reserves, if necessary (in the good faith judgment of management of the Company) are being maintained in accordance with GAAP.

                  SECTION 1006. Maintenance of Properties.

                  The Company will cause all material properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in normal condition, repair and working order and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any of its Restricted Subsidiaries from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not adverse in any material respect to the Holders.

                  SECTION 1007. Insurance.

                  To the extent available at commercially reasonable rates, the Company will maintain, and will cause its Restricted Subsidiaries to maintain, insurance with responsible carriers against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions, as are customarily carried by similar businesses, of similar size in their country of organization, including professional and general liability, property and casualty loss, workers' compensation and interruption of business insurance. In the event the Company determines that insurance satisfying the first sentence of this Section 1007 is not available at commercially available rates, it shall provide an Officers' Certificate to such effect to the Trustee and the Trustee may conclusively rely on the determinations set forth therein.

                  SECTION 1008. Compliance with Laws.

                  The Company shall comply, and shall cause each of its Restricted Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental regulatory authority, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as would not in the aggregate have a material adverse effect on the financial condition or results of operations of the Company and its Restricted Subsidiaries, taken as a whole.

                  SECTION 1009. Limitation on Restricted Payments.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to (i) declare or pay any dividend or make any distribution on or with respect to its Capital Stock (including any payment to its stockholders in connection with any




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merger or consolidation involving the Company) except (A) dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and (B) dividends or distributions payable to the Company or any Restricted Subsidiary (and, if such Restricted Subsidiary is not a Wholly Owned Subsidiary, to its other shareholders on no more than a pro rata basis, measured by value), (ii) purchase, redeem, retire or otherwise acquire for value any Capital Stock of the Company or any Restricted Subsidiary held by Persons other than the Company or another Restricted Subsidiary, (iii) purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Obligations (other than the purchase, repurchase, redemption or other acquisition of Subordinated Obligations in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (iv) make any Investment (other than a Permitted Investment) in any Person (any such dividend, distribution, purchase, redemption, repurchase, defeasance, other acquisition, retirement or Investment being herein referred to as a "Restricted Payment") if at the time the Company or such Restricted Subsidiary makes such Restricted
Payment: (A) a Default shall have occurred and be continuing (or would result therefrom); (B) the Company could not incur at least an additional $1.00 of Indebtedness under paragraph (a) of the covenant contained in Section 1010; or
(C) the aggregate amount of such Restricted Payment and all other Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by the Company's Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Company's Board of Directors) declared or made subsequent to the date of this Indenture would exceed the sum of: (1) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the end of the most recent fiscal quarter ending prior to the date of the Existing Indenture to the end of the most recent fiscal quarter ending prior to the date of such Restricted Payment for which consolidated financial statements of the Company are available (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit); (2) the aggregate Net Cash Proceeds received by the Company from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the date of the Existing Indenture (other than an issuance or sale to a Restricted Subsidiary of the Company); provided that in the event such issuance or sale is to an employee stock ownership plan or other trust established by the Company or any of its Subsidiaries for the benefit of their employees, to the extent the purchase by such plan or trust is financed by Indebtedness of such plan or trust and for which the Company is liable as a guarantor or otherwise, such aggregate amount of Net Cash Proceeds shall be limited to the aggregate amount of principal payments made by such plan or trust with respect to such Indebtedness); and (3) in the case of the disposition or repayment of any Investment constituting a Restricted Payment (without duplication of any amount deducted in calculating the amount of Investments at any time outstanding included in the amount of Restricted Payments), an amount equal to the lesser of (x) the return of capital or similar repayment with respect to such Investment and (y) the initial amount of such Investment, in either case, less the cost of the disposition of such Investment.

                  (b) The provisions of the foregoing paragraph (a) will not prohibit: (i) any purchase, redemption, repurchase, defeasance, retirement or other acquisition of Capital Stock of the Company or Subordinated Obligations made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than





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                                                                              99


Capital Stock issued or sold to a Subsidiary or an employee stock ownership plan or other trust established by the Company or any of its Subsidiaries); provided, however, that (A) such purchase, redemption, repurchase, defeasance, retirement or other acquisition shall be excluded in subsequent calculations of the amount of Restricted Payments and (B) the Net Cash Proceeds or reduction of Indebtedness from such sale shall be excluded in calculations under clauses (B) and (C) of the previous paragraph; (ii) any purchase, redemption, repurchase, defeasance, retirement or other acquisition of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Subordinated Obligations of the Company that is permitted to be Incurred pursuant to the covenant contained in Section 1010; provided, however, that such purchase, redemption, repurchase, defeasance, retirement or other acquisition shall be excluded in subsequent calculations of the amount of Restricted Payments; (iii) any purchase, redemption, repurchase, defeasance, retirement or other acquisition of Subordinated Obligations from Net Available Cash to the extent permitted by the covenant contained in Section 1017; provided, however, that such purchase, redemption, repurchase, defeasance, retirement or other acquisition shall be excluded in subsequent calculations of the amount of Restricted Payments; (iv) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with paragraph (a); provided, however, that such dividend shall be included in subsequent calculations of the amount of Restricted Payments; (v) any purchase or redemption of any shares of Capital Stock of the Company from employees of the Company and its Subsidiaries pursuant to the repurchase provisions under employee stock option or stock purchase agreements or other agreements to compensate management employees in an aggregate amount after the date of the Existing Indenture not in excess of $2.5 million in any fiscal year, plus any unused amounts under this clause (v) from prior fiscal years; provided, however, that such purchases or redemptions shall be excluded in subsequent calculations of the amount of Restricted Payments; or (vi) the repurchase of the Company's common stock in an aggregate amount not to exceed the amount by which the proceeds from the issuance of the Convertible Preferred Stock exceeds $235 million; provided, however, the aggregate amount of repurchases pursuant to this clause (vi) shall not exceed $25 million from the date of the Existing Indenture.

                  (c) Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 1009 were computed, which calculations may be based upon the Company's latest available financial statements. The Trustee shall have no duty to recompute or recalculate or verify the accuracy of the information set forth in such Officers' Certificate.

                  (d) The Company will not permit any Unrestricted Subsidiary to become a Restricted Subsidiary except pursuant to the second to last sentence of the definition of "Unrestricted Subsidiary."

                  SECTION 1010. Limitation on Indebtedness.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, Incur any Indebtedness; provided, however, that the Company and any Restricted Subsidiary which is a Subsidiary Guarantor may Incur Indebtedness if, on the date of the Incurrence of such Indebtedness the Consolidated Coverage Ratio would be greater than 2.50 to 1.00.



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                  (b) Notwithstanding the foregoing paragraph (a), the Company and its Restricted Subsidiaries may Incur the following Indebtedness: (i) Indebtedness Incurred pursuant to the Senior Credit Facility (or any refinancing thereof) in a maximum principal amount not to exceed $962.25 million; (ii) the Subsidiary Guarantees and Guarantees of Indebtedness incurred pursuant to paragraph (a) or clause (i) of this paragraph (b), or any refinancing thereof, in a principal amount not to exceed $962.25 million; (iii) Indebtedness (A) of the Company to any Restricted Subsidiary and (B) of any Wholly Owned Subsidiary to the Company or any Restricted Subsidiary; provided, however, that any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Company or a Wholly Owned Subsidiary) will be deemed, in each case, an Incurrence of Indebtedness by the Company or such Restricted Subsidiary, as the case may be, in the amount that remains outstanding following such issuance or transfer of such securities; (iv) Indebtedness represented by the Securities, any Indebtedness (other than the Indebtedness described in clauses (i), (ii) or (iii) above) outstanding on the date of this Indenture and any Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause
(iv) or the previous paragraph; (v) Indebtedness of the Company or any Restricted Subsidiary in the form of Capitalized Lease Obligations, Purchase Money Obligations or Attributable Debt, and any Refinancing Indebtedness with respect thereto, in an aggregate amount not in excess of 2.5% of Consolidated Tangible Assets at any one time outstanding; (vi) Indebtedness under Hedging Obligations; provided, however, that such Hedging Obligations are entered into for bona fide hedging purposes of the Company or any Restricted Subsidiary and are in the ordinary course of business or are required by the Senior Credit Facility; (vii) Indebtedness evidenced by letters of credit assumed in the Transactions or issued in the ordinary course of business of the Company to secure workers' compensation and other insurance coverages; (viii) Guarantees of the Company in respect of Indebtedness of franchisees not to exceed $50 million at any one time outstanding; and (ix) Indebtedness (which may comprise Bank Indebtedness) in an aggregate principal amount at any one time outstanding not in excess of $25.0 million.

                  (c) Notwithstanding the foregoing, neither the Company nor any Restricted Subsidiary shall Incur any Indebtedness pursuant to the foregoing paragraph that permits Refinancing Indebtedness in respect of Indebtedness constituting Subordinated Obligations if the proceeds of such Refinancing Indebtedness are used, directly or indirectly, to Refinance such Subordinated Obligations, unless such Refinancing Indebtedness will be subordinated to the Securities at least to the same extent as such Subordinated Obligations. No Subsidiary Guarantor will Incur any Indebtedness pursuant to the foregoing paragraph that permits Refinancing Indebtedness in respect of Indebtedness constituting Guarantor Subordinated Obligations if the proceeds of such Refinancing Indebtedness are used, directly or indirectly, to Refinance such Guarantor Subordinated Obligations of such Subsidiary Guarantor unless such Refinancing Indebtedness will be subordinated to the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee to at least the same extent as such Guarantor Subordinated Obligations.

                  (d) For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness Incurred pursuant to and in compliance with, this covenant, (i) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness described in paragraph (b) of this Section, the Company, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of



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such Indebtedness in one of such clauses; and (ii) the amount of Indebtedness issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in accordance with GAAP.

                  (e) The Company will not permit any Unrestricted Subsidiary to Incur any Indebtedness other than Non-Recourse Debt; provided, however, if any such Indebtedness ceases to be Non-Recourse Debt, such event shall be deemed to constitute an incurrence of Indebtedness by the Company or a Restricted Subsidiary.

                  SECTION 1011. Limitation on Layering.

                  The Company shall not incur any Indebtedness that is expressly subordinate in right of payment to any Senior Indebtedness unless such Indebtedness is Senior Subordinated Indebtedness or is contractually subordinated in right of payment to Senior Subordinated Indebtedness. No Subsidiary Guarantor will incur any Indebtedness that is expressly subordinate in right of payment to any Guarantor Senior Indebtedness of such Subsidiary Guarantor unless such Indebtedness is Guarantor Senior Subordinated Indebtedness of such Subsidiary Guarantor or is contractually subordinated in right of payment to Guarantor Senior Subordinated Indebtedness of such Subsidiary Guarantor. Unsecured Indebtedness is not deemed to be subordinate or junior to Secured Indebtedness merely because it is unsecured, and Indebtedness that is not guaranteed by a particular Person is not deemed to be subordinate or junior to Indebtedness that is so guaranteed merely because it is not so guaranteed.

                  SECTION 1012. Limitation on Affiliate Transactions.

                  (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any transaction or series of transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service with any Affiliate of the Company (an "Affiliate Transaction") on terms (i) that taken as a whole are less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate and (ii) that, in the event such Affiliate Transaction involves an aggregate amount in excess of $10.0 million, are not in writing and have not been approved by a majority of the members of the Board of Directors having no material personal financial interest in such Affiliate Transaction or, in the event there are no such members, as to which the Company has not obtained a Fairness Opinion (as hereinafter defined). In addition, any transaction involving aggregate payments or other transfers by the Company and its Restricted Subsidiaries in excess of $20.0 million will also require an opinion (a "Fairness Opinion") from an independent investment banking firm or appraiser, as appropriate, of national prominence, to the effect that the terms of such transaction are fair to the Company or such Restricted Subsidiary, as the case may be, from a financial point of view.

                  (b) The provisions of the foregoing paragraph (a) shall not prohibit (i) any Restricted Payment permitted by Section 1009, or any Permitted Investment, (ii) the performance of the Company's or Restricted Subsidiary's obligations under any employment contract, collective bargaining agreement, agreement for the provision of services, employee benefit plan, related trust agreement or any other similar arrangement heretofore or hereafter entered into in the ordinary course of business, (iii) payment of compensation, performance of indemnification or contribution obligations, or any issuance, grant or award of stock, options or other securities, to employees, officers or directors in the ordinary course of business, (iv) any transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries, (v) the Transactions and the incurrence and payment of all fees and expenses payable in connection therewith as described in or contemplated by the offering memorandum relating to the Existing Notes, (vi) any other transaction arising out of agreements in existence on the date of the Existing Indenture and (vii) transactions with suppliers or other purchasers or sellers of goods or services, in each case in the ordinary course of business and on terms no less favorable to the Company or the Restricted Subsidiary, as the case may be, than those that could be obtained at such time in arm's-length dealings with a Person which is not an Affiliate.

                  SECTION 1013. Limitation on Restrictions on Distributions from Restricted Subsidiaries.

                  The Company will not, and will not permit any Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to the Company, (ii) make any loans or advances to the Company or (iii) transfer any of its property or assets to the Company, except (A) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the date of the Existing Indenture (including, without limitation, the Senior Credit Facility); (B) any encumbrance or restriction with respect to a Restricted Subsidiary (1) pursuant to an agreement relating to any Indebtedness Incurred by a Restricted Subsidiary prior to the date on which such Restricted Subsidiary was acquired by the Company, or of another Person that is assumed by the Company or a Restricted Subsidiary in connection with the acquisition of assets from, or merger or consolidation with, such Person (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company, or such acquisition of assets, merger or consolidation) and outstanding on the date of such acquisition, merger or consolidation or (2) pursuant to any agreement (not relating to any Indebtedness) in existence when a Person becomes a Subsidiary of the Company or when such agreement is acquired by the Company or any Subsidiary thereof, that is not created in contemplation of such Person becoming such a Subsidiary or such acquisition (for purposes of this clause (B), if another Person is the Successor Company, any Subsidiary or agreement thereof shall be deemed acquired or assumed, as the case may be, by the Company when such Person becomes the Successor Company); (C) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement (a "Refinancing Agreement") effecting a refinancing of Indebtedness Incurred pursuant to, or that otherwise extends, renews, refinances or replaces, an agreement referred to in clause (A) or (B) of this covenant or this clause (C) or contained in any amendment to an agreement referred to in clause (A) or (B) of this covenant or this clause (C) (an "Initial Agreement") or contained in any amendment to an Initial Agreement; provided, however, that the encumbrances and restrictions contained in any such Refinancing Agreement or amendment are no less favorable to the Holders of the Securities taken as a whole than encumbrances and restrictions contained in the Initial Agreement or Agreements to which such Refinancing Agreement or amendment relates; (D) any encumbrance or restriction
(1) that restricts in a




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customary manner the subletting, assignment or transfer of any property or asset that is subject to a lease, license or similar contract, or the assignment or transfer of any lease, license or other contract, (2) by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Indenture, (3) contained in mortgages, pledges or other agreements securing Indebtedness of a Restricted Subsidiary to the extent such encumbrance or restrictions restrict the transfer of the property subject to such mortgages, pledges or other security agreements or (4) pursuant to customary provisions restricting dispositions of real property interests set forth in any reciprocal easement agreements of the Company or any Restricted Subsidiary; (E) any restriction with respect to a Restricted Subsidiary (or any of its property or assets) imposed pursuant to an agreement entered into for the direct or indirect sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary (or the property or assets that are subject to such restriction) pending the closing of such sale or disposition; and (F) any encumbrance or restriction on the transfer of property or assets required by any regulatory authority having jurisdiction over the Company or any Restricted Subsidiary or any of their businesses.

                  SECTION 1014. Limitation on Sale or Issuance of Preferred Stock of Restricted Subsidiaries.

                  The Company shall not sell any shares of Preferred Stock of a Restricted Subsidiary, and shall not permit any Restricted Subsidiary, directly or indirectly, to issue or sell any shares of its Preferred Stock to any Person (other than to the Company or a Restricted Subsidiary).

                  SECTION 1015. Limitation on Liens.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or permit to exist any Lien (other than Permitted Liens) on any of its property or assets (including Capital Stock), whether owned on the date of the Existing Indenture or thereafter acquired, securing any Indebtedness that is not Senior Indebtedness (the "Initial Lien"), unless contemporaneously therewith effective provision is made to secure the obligations due under this Indenture and the Securities or, in respect of Liens on any Restricted Subsidiary's property or assets, equally and ratably with such obligation for so long as such obligation is secured by such Initial Lien. Any such Lien thereby created in favor of the Securities will be automatically and unconditionally released and discharged upon (i) the release and discharge of the Initial Lien to which it relates, or (ii) any sale, exchange or transfer to any Person not an Affiliate of the Company of the property or assets secured by such Initial Lien, or of all of the Capital Stock held by the Company or any Restricted Subsidiary in, or all or substantially all the assets of, any Restricted Subsidiary creating such Lien.

                  SECTION 1016. Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Holder will have the right to require the Company to repurchase all or any part of such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) (the "Change of Control

Offer"); provided, however, that notwithstanding the occurrence of a Change of Control, the Company shall not be obligated to purchase the Securities pursuant to this covenant in the event that it has exercised its right to redeem all of the Securities pursuant to Section 1101.

                  (b) Within 30 days following any Change of Control (or at the Company's option, prior to such Change of Control but after the public announcement thereof), unless the Company has mailed a redemption notice in connection with such Change of Control as described in Section 1105, the Company shall mail a notice to each holder with a copy to the Trustee stating:

                           (i) that a Change of Control has occurred or will occur and that such Holder has (or upon such occurrence will have) the right to require the Company to purchase such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on a record date to receive interest on the relevant interest payment date);

                           (ii) the circumstances and relevant facts and financial information regarding such Change of Control;

                           (iii) (the date of purchase (which shall be no earlier than 30 days nor later than 90 days from the date such notice is mailed);

                           (iv) the instructions determined by the Company, consistent with this covenant, that a Holder must follow in order to have its Securities purchased; and

                           (v) that, if such offer is made prior to such Change of Control, payment is conditioned on the occurrence of such Change of Control.

                  (c) The Company will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Company will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations described in this Indenture by virtue thereof.

                  SECTION 1017. Limitation on Sales of Assets.

                  (a) The Company will not, and will not permit any Restricted Subsidiary to, make any Asset Disposition unless the Company or such Restricted Subsidiary receives consideration (including by way of relief from, or by any other Person assuming sole responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to the fair market value of the shares and assets subject to such Asset Disposition of such fair market value shall be determined in good faith by the Board of Directors, whose determination shall be conclusive (including as to the value of all non-cash consideration), (ii) at least 75% of the consideration therefor (excluding, in the case of an Asset Disposition of assets, any consideration by way of relief from, or by any other person assuming responsibility for, any liabilities, contingent or otherwise, which are not Indebtedness) received by the Company or such Restricted Subsidiary is in the form of cash and (iii) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Restricted Subsidiary, as the case may be) (A) first, to the extent the Company elects (or is required by the terms of any Senior Indebtedness or Indebtedness (other than Preferred Stock) of a Restricted Subsidiary), to prepay, repay or purchase Senior Indebtedness or such Indebtedness of a Restricted Subsidiary (in each case other than Indebtedness owed to the Company or a Restricted Subsidiary of the Company) within 365 days after the date of such Asset Disposition; (B) second, to the extent of the balance of Net Available Cash after application in accordance with clause (A), to the extent the Company or such Restricted Subsidiary elects, to reinvest in Additional Assets (including by means of an Investment in Additional Assets by a Restricted Subsidiary with Net Available Cash received by the Company or another Restricted Subsidiary) within 365 days from the date of such Asset Disposition or, if such reinvestment in Additional Assets is a project authorized by the Board of Directors that will take longer than 365 days to complete, the period of time necessary to complete such project; (C) third, to the extent of the balance of such Net Available Cash after application in accordance with clauses
(A) and (B) (such balance, the "Excess Proceeds"), to make an offer to purchase Securities at a price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date, and (to the extent required by the terms thereof) any other Senior Subordinated Indebtedness pursuant and subject to the conditions of the agreements governing such other Indebtedness at a purchase price of 100% of the principal amount thereof plus accrued and unpaid interest to the purchase date and (D) fourth, to the extent of the balance of such Excess Proceeds after application in accordance with clauses (A), (B) and (C) above, to fund (to the extent consistent with any other applicable provision of this Indenture) any general corporate purpose (including the repayment of Subordinated Obligations); provided, however, that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (A) or (C) above, the Company or such Restricted Subsidiary will retire such Indebtedness and will cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions of this covenant, the Company and the Restricted Subsidiaries shall not be required to apply any Net Available Cash in accordance with this covenant except to the extent that the aggregate Net Available Cash from all Asset Dispositions that is not applied in accordance with this covenant exceeds $10.0 million.

                  To the extent that the aggregate principal amount of the Securities and other Senior Subordinated Indebtedness tendered pursuant to an offer to purchase made in accordance with clause (C) above exceeds the amount of Excess Proceeds, the Trustee shall select the Securities and Senior Subordinated Indebtedness to be purchased on a pro rata basis, based on the aggregate principal amount thereof surrendered in such offer to purchase. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset to zero.

                  For the purposes of this covenant, the following are deemed to be cash: (v) Cash Equivalents, (w) the assumption of Indebtedness of the Company (other than Disqualified Stock of the Company) or any Restricted Subsidiary and the release of the Company or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition, (x) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Disposition, to the extent that the Company and each other Restricted Subsidiary is released from any Guarantee (or is the beneficiary of any indemnity with respect thereto which is secured by any letter of credit or cash equivalents) of such Indebtedness in connection with such Asset Disposition, (y) securities received by the Company or any Restricted Subsidiary from the transferee that are promptly converted by the Company or such Restricted Subsidiary into cash, and (z) consideration consisting of Indebtedness of the Company or any Restricted Subsidiary.

                  (b) The Company will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this covenant by virtue thereof.

                  SECTION 1018. Statement by Officers as to Default.

                  (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Restricted Subsidiaries during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether it has kept, observed, performed and fulfilled, and has caused each of its Restricted Subsidiaries to keep, observe, perform and fulfill its obligations under this Indenture and further stating, as to each such officer signing such certificate, that, to the best of his or her knowledge, the Company during such preceding fiscal year has kept, observed, performed and fulfilled, and has caused each of its Restricted Subsidiaries to keep, observe, perform and fulfill, each and every such covenant contained in this Indenture and no Default or Event of Default occurred during such year and at the date of such certificate there is no Default or Event of Default which has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe its status, with particularity and that, to the best of his or her knowledge, no event has occurred and remains by reason of which payments on the account of the principal of or interest, if any, on the Securities is prohibited or if such event has occurred, a description of the event and what action each is taking or proposes to take with respect thereto. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end. For purposes of this Section 1018(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                  (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Significant Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $20 million), the Company shall deliver to the Trustee by registered or certified mail or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

                  SECTION 1019. Reporting Requirements.

                  As long as any of the Securities is outstanding, the Company will file with the Commission (unless the Commission will not accept such a filing) the annual reports, quarterly reports and other documents required to be filed with the Commission pursuant to Sections 13 and 15 of the Exchange Act, whether or not the Company is then obligated to file reports pursuant to such sections. The Company will be required to file with the Trustee and provide to each holder of Securities within 15 days after filing with the Commission (or if any such filing is not required under the Exchange Act, 15 days after the Company would have been required to make such filing) copies of such reports and documents.

                  SECTION 1020. Future Subsidiary Guarantors.

                  After the date of the Existing Indenture, the Company will cause each Restricted Subsidiary created or acquired by the Company to execute and deliver to the Trustee a Subsidiary Guarantee pursuant to which such Restricted Subsidiary will unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest on the Securities on a senior unsecured basis. Such Guarantee shall be in the form of a supplemental indenture to this Indenture in accordance with
Section 901.

                  SECTION 1021. Designation of Unrestricted Subsidiaries.

                  The Board of Directors of the Company may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if such designation would not cause a default. For purposes of making such determination, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments at the time of such designation and will reduce the amount available for Restricted Payments under clause (C) of paragraph (a) of Section 1009. All such outstanding Investments will be deemed to constitute Investments in an amount equal to the greater of the fair market value or the book value of such Subsidiary at the time of such designation. Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

                  SECTION 1022. Limitation on Sale/Leaseback Transactions.

                  The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with respect to any property unless: (i) the Company or such Restricted Subsidiary would be entitled to Incur Indebtedness in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction pursuant to Section 1010; (ii) the net proceeds received by the Company or any Restricted Subsidiary in connection with such Sale/Leaseback Transaction are at least equal to the fair value (as determined by the Board of Directors) of such property; and (iii) the transfer of such property is permitted by, and the Company or such Restricted Subsidiary applies the proceeds of such transaction in compliance with, the covenant described under Section 1017.

                                ARTICLE ELEVEN.

                            REDEMPTION OF SECURITIES

                  SECTION 1101. Optional Redemption.

                  The Securities will be redeemable at the Company's option, in whole or in part, at any time and from time to time on and after August 15, 2003 and prior to maturity, upon not less than 30 nor more than 90 days' prior notice mailed by first-class mail to each Holder's registered address, at the following redemption prices (expressed as a percentage of principal amount), plus accrued interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on August 15 of the years set forth below:



                                                                          REDEMPTION
                         PERIOD                                              PRICE
--------------------------------------------------------                  ----------

2003 ...................................................                   105.500%
2004 ...................................................                   103.667%
2005 ...................................................                   101.833%
2006 and thereafter ....................................                   100.000%


                  SECTION 1102. Applicability of Article.

                  Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

                  SECTION 1103. Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 90 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date, the specific provision of the Indenture pursuant to which such redemption is being made, the Redemption Price and the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

                  SECTION 1104. Selection by Trustee of Securities to Be
Redeemed.

                  If less than all the Securities are to be redeemed at any time pursuant to an optional redemption, the particular Securities to be redeemed shall be selected at least 30 but not more than 90 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, in compliance with the requirements of the principal securities exchange, if any, on which such Securities are listed, or, if such Securities are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate (and in such manner as complies with applicable legal requirements) and which may provide for the selection for redemption of portions of the principal of the Securities; provided, however, that no Securities of a principal amount of $1,000 or less shall be redeemed in part.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  SECTION 1105. Notice of Redemption.

                  Notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 90 days prior to the Redemption Date, to each Holder of Securities to be redeemed. The Trustee shall give notice of redemption in the Company's name and at the Company's expense; provided, however, that the Company shall deliver to the Trustee, at least 45 days prior to the Redemption Date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the following items.

                  All notices of redemption shall state:

                           (i) the Redemption Date,

                           (ii) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1107, if any,

                           (iii) if less than all Outstanding Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be Outstanding after such partial redemption,

                           (iv) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                           (v) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in Section 1107) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and, unless the Company defaults in making the redemption payment, that interest on Securities called for redemption (or the portion thereof) will cease to accrue on and after said date,

                           (vi) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any,

                           (vii) the name and address of the Paying Agent,

                           (viii) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price,

                           (ix) the CUSIP number, and that no representation is made as to the accuracy or correctness of the CUSIP number, if any, listed in such notice or printed on the Securities, and

                           (x) the paragraph of the Securities or Section of the Indenture pursuant to which the Securities are to be redeemed.

                  SECTION 1106. Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION 1107. Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date or Special Record Date, as the case may be, according to their terms and the provisions of Section 311.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

                  SECTION 1108. Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security at the expense of the Company, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, provided, that each such new Security will be in a principal amount of $1,000 or integral multiple thereof.

                                 ARTICLE TWELVE.

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 1201. Company's Option to Effect Legal Defeasance or Covenant Defeasance.

                  The Company may, at its option, at any time, with respect to the Securities, elect to have either Section 1202 or Section 1203 be applied to all Outstanding Securities upon compliance with the conditions set forth in this Article Twelve.

                  SECTION 1202. Legal Defeasance and Discharge.

                  Upon the Company's exercise under Section 1201 of the option applicable to this Section 1202, the Company and any Subsidiary Guarantor shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1204 are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company and any such Subsidiary Guarantor shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 304, 305, 310, 1002 and 1003, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and the Company's obligations in connection therewith and (iv) this Article Twelve.

                  If the Company exercises its Legal Defeasance Option, payment of the Securities may not be accelerated because of an Event of Default.

                  Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities.

                  SECTION 1203. Covenant Defeasance.

                  Upon the Company's exercise under Section 1201 of the option applicable to this Section 1203, the Company may terminate its obligations under any covenant contained in

Sections 1004 through 1022, the operation of Section 501(vi), Section 501(vii) (with respect only to Significant Subsidiaries), Section 501(viii) (with respect only to Significant Subsidiaries) and Section 501(ix) and the limitations contained in Sections 801(a)(iii) and (iv) with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities will not be outstanding for accounting purposes). If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified under Section 501(iv), (vi), (vii) (with respect only to Significant Subsidiaries), (viii) (with respect only to Significant Subsidiaries) and (ix) or because of the failure of the Company to comply with Sections 801(a)(iii) and (iv). For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(iv), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                  SECTION 1204. Conditions to Legal Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 1202 or Section 1203 to the Outstanding Securities:

                           (i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of this Indenture who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds, money or U.S. Government Obligations, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants selected by the Company, to pay the principal of, premium, if any, and interest due on the Outstanding Securities on the Stated Maturity or on the applicable Redemption Date as the case may be, of such principal, premium, if any, or interest on the Outstanding Securities;

                           (ii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee (which opinion may be subject to customary assumptions and exclusions) confirming that (A) the Company has received from, or there has been published by, the United States Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable U.S. Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States (which opinion may be subject to customary assumptions and exclusions) shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such Legal Defeasance and will be subject to

         U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                           (iii) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders of the Outstanding Securities will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such Covenant Defeasance and will be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                           (iv) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 123rd day after the date of deposit;

                           (v) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any Subsidiary Guarantor is a party or by which the Company or any Subsidiary Guarantor is bound;

                           (vi) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, as of the date of such opinion and subject to customary assumptions and exclusions following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally under any applicable U.S. Federal or state law, and that the Trustee has a perfected security interest in such trust funds for the ratable benefit of the Holders;

                           (vii) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or any Subsidiary Guarantor or others;

                           (viii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States (which Opinion of Counsel may be subject to customary assumptions and exclusions) each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with; and

                           (ix) the Company shall have delivered to the Trustee the opinion of a nationally recognized firm of independent public accountants stating the matters set forth in paragraph (i) above.

                  SECTION 1205. Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust are not subject to Article Thirteen.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof.

                  Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance, as applicable, in accordance with this Article.

                  SECTION 1206. Reinstatement.

                  If the Trustee or any Paying Agent is unable to apply any money or Government Obligations in accordance with Section 1205 by reason of any legal proceeding or by any reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1205; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money and U.S. Government Obligations held by the Trustee or Paying Agent.

                               ARTICLE THIRTEEN.

                          SUBORDINATION OF SECURITIES

                  SECTION 1301. Securities Subordinate to Senior Indebtedness.

                  The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness that, to the extent and in the manner hereinafter set forth in this

Article, the Indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities and all other Subordinated Obligations are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness, whether outstanding on the date of the Existing Indenture or thereafter incurred, created, assumed or, except as set forth in Section 1014, guaranteed. The Securities will in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Company.

                  SECTION 1302. Payment over of Proceeds upon Dissolution, Etc.

                  Upon any payment or distribution of the assets of the Company upon a total or partial liquidation or dissolution or reorganization or bankruptcy of or similar proceeding relating to the Company or its property:

                           (i) the holders of Senior Indebtedness will be entitled to receive payment in full in cash or Cash Equivalents of the Senior Indebtedness (including interest after, or which would accrue but for, the commencement of any proceeding at the rate specified in the applicable Senior Indebtedness, whether or not a claim for such interest would be allowed in a proceeding) before the holders of the Securities are entitled to receive any payment, and

                           (ii) until the Senior Indebtedness is paid in full in cash or Cash Equivalents, any payment or distribution to which holders of the Securities would be entitled but for the subordination provisions of this Indenture will be made to holders of the Senior Indebtedness as their interests may appear (except that holders of Securities may receive securities that are subordinated at least to the same extent as the Securities to the Senior Indebtedness and any securities issued in exchange for any Senior Indebtedness).

                  SECTION 1303. Suspension of Payment When Senior Indebtedness in Default.

                  (a) The Company may not pay principal of, premium, if any, or interest on, the Securities or make any deposit pursuant to the provisions described under "Defeasance" and may not otherwise purchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if:

                           (i) any Senior Indebtedness is not paid when due in cash or Cash Equivalents; or

                           (ii) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, the default has been cured or waived and any such acceleration has been rescinded or such Senior Indebtedness has been paid in full in cash or Cash Equivalents;

provided, however, the Company may pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of the Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) above has occurred and is continuing.

                  (b) During the continuance of any default (other than a default described in clause (a) (i) or (a) (ii) above) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Securities for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Company) of written notice (a "Blockage Notice") of such default from the Representative of the holders of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice is no longer continuing or (iii) because such Designated Senior Indebtedness has been repaid in full (or such payment has been duly provided for in a manner acceptable to the holders of such Designated Senior Indebtedness). Notwithstanding the provisions described in the immediately preceding sentence (but subject to Section 1303(a)), unless the holders of such Designated Senior Indebtedness or the Representative of such holders have accelerated the maturity of such Designated Senior Indebtedness, the Company may resume payments on the Securities after the end of such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness during such period. However, if any Blockage Notice within such 360-day period is given by or on behalf of any holders of Designated Senior Indebtedness other than Bank Indebtedness, a Representative of Bank Indebtedness may give one additional Blockage Notice within such period. In no event, however, may the total number of days during which any Payment Blockage Period or Periods is in effect exceed 179 days in the aggregate during any 360 consecutive day period.

                  SECTION 1304. Acceleration of Securities.

                  If payment of the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the holders of the Designated Senior Indebtedness or the Representative of such holders of the acceleration. The Company may not pay the Securities until five Business Days after such holders or the Representative of the Designated Senior Indebtedness receive notice of such acceleration and, thereafter, may pay the Securities only if the subordination provisions of this Indenture otherwise permit payment at that time.

                  SECTION 1305. When Distribution Must Be Paid Over.

                  If a distribution is made to Holders of the Securities that, due to the provisions of this Article Thirteen, should not have been made to them, such Holders are required to hold it in trust for the Holders of Senior Indebtedness and pay it over to them as their interests may appear.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the

Company or any other Person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Thirteen, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

                  SECTION 1306. Notice by Company.

                  The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Securities that violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness as provided in this Article Thirteen.

                  SECTION 1307. Payment Permitted If No Default.

                  Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302 or under the conditions described in Section 1303, from making payments at any time of principal of (and premium, if any, on) or interest on the Securities.

                  SECTION 1308. Subrogation to Rights of Holders of Senior Indebtedness.

                  Subject to the payment in full of all Senior Indebtedness in cash or Cash Equivalents, the Holders shall be subrogated (equally and ratably with the holders of all pari passu Indebtedness of the Company) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the Subordinated Obligations shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or on their behalf or by the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness; it being understood that the provisions of this Article are intended solely for the purpose of determining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                  SECTION 1309. Provisions Solely to Define Relative Rights.

                  The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or (c) prevent the Trustee or any Holder from exercising all





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remedies otherwise permitted by applicable law upon default under this
Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness. If the Company fails because of this Article to pay principal (or premium, if any) or interest on a Security on the due date, the failure is still a Default or Event of Default.

                  SECTION 1310. Trustee to Effectuate Subordination.

                  Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 504 hereof at least 30 days before the expiration of the time to file such claim, the agent bank under the Senior Credit Facility (if such facility is still outstanding) is hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

                  SECTION 1311. Subordination May Not Be Impaired by Company.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  SECTION 1312. Distribution or Notice to Representative.

                  Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

                  Upon any payment or distribution of assets of the Company referred to in this Article Thirteen, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other acts pertinent thereto or to this Article Thirteen.

                  SECTION 1313. Notice to Trustee.

                  (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company, agent bank under the Senior Credit Facility or a holder of Senior Indebtedness or from any trustee,




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fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                  (b) Subject to TIA Sections 315(a) through 315(d), the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 1314. Reliance on Judicial Order or Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to TIA Sections 315(a) through 315(d), and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided that such court, trustee, receiver, custodian, assignee, agent or other Person has been apprised of, or the order, decree or certificate makes reference to, the provisions of this Article.

                  SECTION 1315. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall





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deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 607.

                  SECTION 1316. Article Applicable to Paying Agents.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1315 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                  SECTION 1317. No Suspension of Remedies.

                  Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article Five.

                  SECTION 1318. Modification of Terms of Senior Indebtedness.

                  Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under any instrument creating or evidencing Senior Indebtedness, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the Holders or the Trustee.

                  No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article Thirteen or of the Securities relating to the subordination thereof.

                  SECTION 1319. Trust Moneys Not Subordinated.

                  Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of U.S. Government Obligations held in trust under Article Twelve hereof by the Trustee (or other qualifying trustee) and which were deposited in accordance with the terms of Article Twelve hereof and not in violation of Section 1303 hereof for the payment of principal of (and premium, if any) and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Thirteen, and none of the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.



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                  This Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                  SECTION 1320. Trustee Not Fiduciary for Holders of Senior Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

                               ARTICLE FOURTEEN.

                             SUBSIDIARY GUARANTEES

                  SECTION 1401. Subsidiary Guarantees.

                  (a) Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns on an unsecured senior subordinated basis (i) the full and punctual payment of principal of, premium, if any, and interest on the Securities when due, whether at maturity, by acceleration, by redemption, by required repurchase or otherwise, and all other monetary obligations of the Company and the Subsidiary Guarantors under this Indenture and the Securities and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company and the Subsidiary Guarantors under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Guaranteed Obligations"). Each Subsidiary Guarantor agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without further notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under this Article XIV notwithstanding any extension or renewal of any Guaranteed Obligation.

                  (b) Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The Guaranteed Obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agent or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the







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Guaranteed Obligations; (f) subject to Section 1405, any change in the ownership of such Subsidiary Guarantor; or (g) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

                  (c) Each Subsidiary Guarantor further agrees that its Subsidiary Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

                  (d) Except as expressly set forth in Sections 1402, 1404, 1202 and 1203, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

                  (e) Each Subsidiary Guarantor further agrees that its Subsidiary Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

                  (f) In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Guaranteed Obligation, each Subsidiary Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranteed Obligations of the Company or the Subsidiary Guarantors to the Holders and the Trustee.

                  (g) Each Subsidiary Guarantor agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in Article VIII for the purposes of such Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in
Article V, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section 1401.

                  (h) Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including attorneys' fees and disbursements) incurred by the Trustee or any Holder in enforcing or obtaining advice of counsel in respect of any rights with respect to or collecting such Subsidiary Guarantor under this Subsidiary Guarantee under this Section 1401.

                  SECTION 1402. Limitation on Liability.

                  Each Subsidiary Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the amount of the liability of such Subsidiary Guarantor hereunder without impairing this Subsidiary Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder; provided, however, that any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be guaranteed hereby without rendering this Indenture, as it relates to such Subsidiary Guarantor, void or voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

                  SECTION 1403. No Waiver.

                  Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this
Article XIV shall operate as a waiver thereof, or shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article XIV at law, in equity, by statute or otherwise.

                  SECTION 1404. Modification.

                  No modification, amendment or waiver of any provision of this
Article XIV, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purposes for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstance.

                  SECTION 1405. Release of Subsidiary Guarantor.

                  Upon the occurrence of a sale or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor or the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor (in each case other than to the Company or an Affiliate of the Company) pursuant to and in accordance with the terms and provisions of this Indenture, such Subsidiary Guarantor shall be deemed released from all obligations under this
Article XIV without any further action required on the part of the Trustee or any Holder; provided, however, that any such release will occur only to the extent that all obligations of such





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                                                                             124


Subsidiary Guarantor under the Senior Credit Facility and all of its Guarantees of, and under all of its pledges of assets or other security interests which secure, any other Indebtedness of the Company will also terminate concurrently with such release. At the request of the Company and upon receipt of an Officers' Certificate, the Trustee shall execute and deliver an appropriate instrument evidencing such release.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                  RENT-A-CENTER, INC.


                                  By: /s/ Mark E. Speese
                                     ---------------------------------
                                     Mark E. Speese
                                     Chief Executive Officer


                                  COLORTYME, INC., as a Subsidiary Guarantor


                                  By: /s/ Mark E. Speese
                                     ---------------------------------
                                     Mark E. Speese
                                     Vice President


                                  ADVANTAGE COMPANIES, INC., as a
                                    Subsidiary Guarantor


                                  By: /s/ Mark E. Speese
                                     ---------------------------------
                                     Mark E. Speese
                                     President


                                  THE BANK OF NEW YORK,
                                    as Trustee


                                  By: /s/ Van K. Brown
                                     ---------------------------------
                                     Van K. Brown
                                     Vice President